UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x] Preliminary Proxy Statement

[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Under Rule 14a-12

DANIMER SCIENTIFIC, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

DANIMER SCIENTIFIC, INC.

140 Industrial Boulevard

Bainbridge, GA 39817

May [30], 2024

To Our Stockholders:

On behalf of the Board of Directors of Danimer Scientific, Inc., I cordially invite you to participate in the Annual Meeting of Stockholders to be held on July 9, 2024, at 11:00 a.m., Eastern Time. The Annual Meeting will be a virtual meeting of stockholders, which will be conducted in a virtual-only meeting format via live webcast. Information on how to participate in this year’s Annual Meeting can be found on pages 40-41. Stockholders will NOT be able to attend the Annual Meeting in-person.

The accompanying Notice of Meeting and Proxy Statement contain details of the business to be conducted at the Annual Meeting.

The Proxy Statement and form of proxy card, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, are available at https://www.cstproxy.com/danimerscientific/2024.

REGARDLESS OF WHETHER YOU PLAN TO PARTICIPATE IN THE ANNUAL MEETING VIRTUALLY, I URGE YOU TO VOTE BY RETURNING YOUR COMPLETED PROXY CARD OR VOTING VIA THE INTERNET AS DESCRIBED IN THIS PROXY STATEMENT AND THE PROXY CARD AS SOON AS POSSIBLE.

YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. RETURNING YOUR COMPLETED PROXY CARD OR VOTING VIA THE INTERNET AS DESCRIBED IN THIS PROXY STATEMENT AND THE PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO PARTICIPATE IN THE ANNUAL MEETING VIRTUALLY.

On behalf of our Board of Directors, we would like to express our appreciation for your continued support of and interest in Danimer Scientific.

Cordially,

DANIMER SCIENTIFIC, INC.

Richard J. Hendrix
Chairman of the
Board of Directors

DANIMER SCIENTIFIC, INC

Notice of Annual Meeting of Stockholders

To Be Held on July 9, 2024

To Our Stockholders:

You are cordially invited to participate in the Annual Meeting of Stockholders, and any adjournments or postponements thereof (“Meeting” or “Annual Meeting”), of Danimer Scientific, Inc. (“Company” or “Danimer”), which will be held on July 9, 2024, at 11:00 a.m., Eastern Time, in a virtual-only meeting format via live webcast, for the following purposes:

1.
To elect the eleven nominees named in the accompanying Proxy Statement to serve on the Company’s Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1);
2.
To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 (Proposal 2);
3.
To approve an amendment and restatement of the Company’s Fourth Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the Company’s Class A common stock, par value $0.0001 per share (Proposal 3);
4.
To approve an amendment to the Danimer Scientific, Inc. 2020 Long Term Incentive Plan to increase the number of shares of the Company’s Class A common stock, par value $0.0001 per share, available for issuance under the plan (Proposal 4); and
5.
To transact such other business as may properly come before the Meeting, including to consider any procedural matters incident to the conduct of the Meeting, such as a postponement in order to solicit additional proxies to vote in favor of the matters presented at the Meeting.

Stockholders of record at the close of business on May 13, 2024, are entitled to notice of and to vote at the Meeting.

The Board of Directors has determined to convene and conduct the Meeting in a virtual-only meeting format via live webcast at https://www.cstproxy.com/danimerscientific/2024. Stockholders will NOT be able to attend the annual meeting in-person. Information on how to participate in this year’s Meeting can be found on pages 40-41.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on July 9, 2024: A notice of internet availability of proxy materials will be mailed or emailed to beneficial owners of our shares on or about May 30, 2024. Stockholders can request a paper or email copy of the proxy materials by following the instructions in the notice. In any case, it is important that your shares be represented and voted. A copy of the Company’s Annual Report to Stockholders for the year ended December 31, 2023, is being mailed with this Notice and the Proxy Statement to stockholders who have requested paper copies. Additionally, this Proxy Statement and form of proxy card, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, are available at https://ir.danimerscientific.com.

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE OR VOTE VIA THE INTERNET AS DESCRIBED IN THIS PROXY STATEMENT AND THE PROXY CARD TO ENSURE THAT YOUR VOTE IS COUNTED.

By Order of the Board of Directors

Stephen A. Martin
Corporate Secretary
May [30], 2024

DANIMER SCIENTIFIC, INC.

140 Industrial Boulevard

Bainbridge, GA 39817

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

July 9, 2024

INTRODUCTION

Proxy Solicitation and General Information

This Proxy Statement and the enclosed form of proxy card (“Proxy Card”) are being furnished to the holders of Class A common stock, par value $0.0001 per share (“Common Stock”), of Danimer Scientific, Inc., a Delaware corporation (which is sometimes referred to in this Proxy Statement as “Danimer,” “Company,” “we,” “our” or “us”), in connection with the solicitation of proxies by our Board of Directors (“Board”) for use at the Annual Meeting of Stockholders to be held on July 9, 2024, at 11:00 a.m., Eastern Time, and at any adjournments or postponements thereof (“Meeting”). The Meeting will be a virtual-only meeting of stockholders, that will be conducted via live webcast. Information on how to participate in this year’s Meeting can be found on pages 40-41. The Company anticipates commencing mailing of this Proxy Statement and the Proxy Card to stockholders on or about May 30, 2024.

If you received the notice of internet availability of proxy materials (the “E-Notice”) by mail, you will not automatically receive a paper copy of the proxy materials. Instead, the E-Notice instructs you how you may access and review all of the important information contained in the proxy materials, including the Annual Report to Stockholders. The E-Notice also instructs you how you may submit your proxy. If you would like to receive a paper or email copy of our proxy materials, including the Annual Report to Stockholders, you should follow the instructions for requesting those materials included in the E-Notice. To facilitate timely delivery, please make your request for a copy on or before June 28, 2024.

At the Meeting, stockholders will be asked:

1.
To elect the eleven nominees named in this Proxy Statement to serve on the Board until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1);
2.
To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 (Proposal 2);
3.
To approve the Amendment and Restatement of the Company’s Fourth Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock (Proposal 3);
4.
To adopt an amendment to the Danimer Scientific, Inc. 2020 Long-Term Incentive Plan to increase the number of shares of Common Stock available for issuance under the plan (Proposal 4); and
5.
To transact such other business as may properly come before the Meeting, including to consider any procedural matters incident to the conduct of the Meeting, such as the postponement of the Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Meeting.

The Board has fixed the close of business on May 13, 2024, as the record date (“Record Date”) for the determination of stockholders entitled to notice of and to vote for the matters presented at the Meeting. Each such stockholder will be entitled to one vote for each share of Common Stock held on all matters to come before the Meeting and may vote by (a) visiting the Internet site listed on the Proxy Card, or (b) submitting your Proxy Card by mail by using the provided self-addressed, stamped envelope. Voting via the Internet or submitting a Proxy Card will not prevent you from voting virtually at the Meeting, but it will help to secure a quorum and avoid added solicitation costs.

Proxies and Voting

Whether or not you expect to participate in the virtual-only Meeting, the Board urges stockholders to submit a proxy to vote your shares in advance of the meeting by (a) visiting https://www.cstproxy.com/danimerscientific/2024 and following the on screen instructions (please have your proxy card with you when you access the webpage), or (b) submitting your Proxy Card by mail by using the previously provided self-addressed, stamped envelope. Submitting a proxy to vote your shares will not prevent you from revoking a previously submitted proxy or changing your vote as described below.

Unless revoked, a proxy will be voted at the virtual-only Meeting in accordance with the stockholder’s indicated instructions. In the absence of instructions, the shares will be voted FOR the election of each nominee for director named in this Proxy Statement (Proposal 1); FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 2); FOR the Amendment and Restatement of the Company’s Fourth Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock (Proposal 3); and FOR the amendment to the Danimer Scientific, Inc. 2020 Long-Term Incentive Plan to increase the number of shares of Common Stock available for issuance under the plan (Proposal 4).

Voting

Most beneficial owners whose stock is held in “street name” do not receive the Proxy Card. Instead, they receive voting instruction forms or proxy ballots from their bank, broker or other agent. Beneficial owners should follow the instructions on the voter instruction form or proxy ballot they receive from their bank, broker or other agent.

The Board has selected each of Stephen E. Croskrey and Michael A. Hajost to serve as “Proxyholders” for the Meeting.

Revocation of Proxy

A stockholder may change or revoke a previously submitted vote at any time before the Meeting by: (a) delivering written notice to us at Danimer Scientific, Inc., 140 Industrial Boulevard, Bainbridge, GA 39817, c/o Stephen A. Martin, Chief Legal Officer and Corporate Secretary; (b) duly executing and delivering a Proxy Card bearing a later date; or (c) by voting again using the Internet voting options described in this Proxy Statement and the Proxy Card. If a stockholder’s shares are held in “street name” through a bank, broker or other nominee, any changes need to be made through them. A stockholder’s last vote will be the vote that is counted. Unless properly revoked, a proxy will be voted at the virtual-only Meeting in accordance with the stockholder’s indicated instructions. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy.

Voting on Other Matters

The Board knows of no other matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed Proxy Card or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Shares Outstanding and Entitled to Vote

Only stockholders as of the close of business on May 13, 2024 are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 116,443,200 shares of Common Stock outstanding and entitled to vote, with each share entitled to one vote. See “Beneficial Ownership of Company Common Stock By Directors, Officers and Principal Stockholders” for information regarding the beneficial ownership of Common Stock by our current directors, executive officers and stockholders known to us to beneficially own five percent (5%) or more of our the outstanding shares of Common Stock.

Quorum; Required Votes

The presence, virtually or by duly authorized proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote constitutes a quorum for this Meeting.

Abstentions and “broker non-votes” are counted as present for purposes of determining whether a quorum exists. A “broker non-vote” occurs when a nominee such as a bank, broker or other agent holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.

Under the rules of various national and regional securities exchanges, nominees have such discretion to vote absent instructions with respect to certain “routine” matters, such as Proposal 2, the ratification of independent auditors, but not with respect to matters that are considered “non-routine,” such as the election of directors, approval of an amendment to a company’s certificate of incorporation, or approval of an amendment to a long-term incentive plan to increase the number of shares reserved for equity awards made thereunder. Accordingly, without voting instructions from you, your broker will not be able to vote your shares on Proposals 1, 3 and 4, which are non-routine matters.

Each share of Common Stock entitles the holder to one vote on each matter presented for stockholder action. The affirmative vote of a plurality of the votes cast virtually at the Meeting or represented by proxy at the Meeting is necessary for the election of each of the eleven nominees named in this Proxy Statement (Proposal 1). The affirmative vote of a majority of the shares of Common Stock present virtually at the Meeting or represented by proxy at the Meeting is necessary for the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 (Proposal 2). The affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary for the approval of the proposal to approve the amendment and restatement of the Company’s Fourth Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock (Proposal 3). The affirmative vote of a majority of the shares of Common Stock present virtually at the Meeting or represented by proxy at the Meeting is necessary for the approval of the increase in the number of shares of Common Stock reserved for issuance under the Danimer Scientific, Inc. 2020 Long-Term Incentive Plan (Proposal 4).

Since the affirmative vote of a plurality of votes cast in person or represented by proxy at the Meeting is required for Proposal 1, abstentions and “broker non-votes” will have no effect on the outcome of such election. Since the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting is necessary for the approval of Proposals 2 and 4, abstentions will have the same effect as a negative vote, but “broker non-votes” will have no effect on the outcome of the voting for Proposals 2 and 4. Furthermore, the affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary for the approval of Proposal 3, abstentions and “broker non-votes” will have the same effect as a negative vote.

We will appoint an inspector of elections to tabulate votes at the Meeting.

Proxy Solicitation; Expenses

Danimer will bear the costs of the solicitation of proxies for the Meeting. Our directors, officers and employees may solicit proxies from stockholders by mail, telephone, telegram, e-mail, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of Common Stock held of record by them and such parties will be reimbursed for their reasonable expenses.

List of Stockholders

In accordance with the Delaware General Corporation Law (“DGCL”), a list of stockholders entitled to vote at the Meeting will be available for ten days prior to the Meeting, for any purpose germane to the Meeting, between the hours of 10:00 a.m. and 5:00 p.m., local time, at our offices at 140 Industrial Boulevard, Bainbridge, GA 39817.

Voting Confidentiality

Proxy Cards, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed to unrelated third parties except as required by law.

Appraisal Rights

Stockholders will have no rights of appraisal under the DGCL in connection with the proposals to be considered at the Meeting.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD OR VOTE VIA THE INTERNET AS DESCRIBED IN THIS PROXY STATEMENT AND THE PROXY CARD TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. YOUR ATTENDANCE AT the meeting will not in and of itself constitute a revocation of YOUR PRIOR VOTE.

BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY

DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of May 16, 2024 (“Table Date”), certain information regarding the beneficial ownership of Common Stock outstanding by (a) each person known to us to own or control five percent (5%) or more of the outstanding shares of Common Stock, (b) each of our current directors, (c) each of our current “Named Executive Officers” (as defined in Item 402(m)(2) of Regulation S-K) set forth in the summary compensation table on page 16 and (d) our current directors and executive officers as a group. Unless otherwise indicated, each person named in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o Danimer Scientific, Inc., 140 Industrial Blvd., Bainbridge, GA 39817.

Beneficial ownership is determined according to the rules of the Securities and Exchange Commission (“SEC”), which generally provide that a person has beneficial ownership of a security if he, she, they or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership percentages set forth in the table below are based on approximately 116,443,200 shares of Common Stock issued and outstanding as of the Table Date.

In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of the Table Date, shares of Common Stock subject to warrants and shares of restricted stock that vest within 60 days of the Table Date. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock %
Directors and Named Executive Officers:
Stephen E. Croskrey (1)	6,458,634	5.5%
Phillip Gregory Calhoun (2)	3,884,885	3.2%
Stuart W. Pratt (3)	1,861,557	1.6%
John P. Amboian (4)	993,239	*
Scott Tuten (5)	862,605	*
Richard J. Hendrix (6)	746,791	*
Dr. Isao Noda (7)	400,150	*
Michael A. Hajost (8)	311,938	*
Gregory Hunt (9)	126,625	*
Cynthia Cohen (10)	42,716	*
Allison M. Leopold Tilley (11)	38,833	*
Dr. David J. Moody (12)	-	*
Richard N. Altice (13)	-	*
Directors and Executive Officers as a Group (13 Individuals)	15,727,973	13.0%
Five Percent Holders:
Armistice Capital Master Fund Ltd.(14)	11,430,742	9.9%
BlackRock, Inc.(15)	6,248,580	6.1%

* Less than 1% of outstanding Common Stock

(1) Includes 1,910,047 shares underlying options that are or will become exercisable within 60 days of the Table Date. In May 2024, Mr. Croskrey provided his notice to the Company that he intends to retire as Chief Executive Officer of the Company on or prior to the end of calendar year 2024.

(2) Includes 3,457,004 shares held by the Greg Calhoun DGT Family Trusts u/t/a dated September 22, 2020 GST Exempt Trust and 67,351 shares held by the Greg Calhoun DGT Family Trusts u/t/a dated September 22, 2020 GST Non-Exempt Trust, which may be deemed to be owned by Mr. Calhoun, 82,979 shares underlying options and 16,611 restricted stock units that are or will become exercisable within 60 days of the Table Date. Mr. Calhoun disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(3) Includes 407,600 shares underlying options and 16,611 restricted stock units that are or will become exercisable within 60 days of the Table Date.

(4) Includes (a) 363,943 shares that are held by the John P. Amboian 2008 Living Trust and (b) 181,972 shares that are held by Kings Trail Trust dated September 19, 2018. Includes (i) 218,335 private warrants to purchase shares of Common Stock that are or will become exercisable within 60 days of the Table Date (“Warrants”) and are held by the John P. Amboian 2008 Living Trust and (ii) 109,168 Warrants held by Kings Trail Trust dated September 19, 2018. Mr. Amboian is the sole trustee of the John P. Amboian 2008 Living Trust and his spouse is the sole trustee of the Kings Trail Trust dated September 19, 2018 and, as such, Mr. Amboian may be deemed to beneficially own the shares and the Warrants held by those trusts. Mr. Amboian disclaims any beneficial ownership of the shares and the Warrants held by these trusts other than to the extent of any pecuniary interest he may have therein, directly or indirectly. Includes 93,243 shares underlying options and 26,578 restricted stock units that are or will become exerciseable within 60 days of the Table Date.

(5) Includes 668,099 shares underlying options that are or will become exercisable within 60 days of the Table Date.

(6) Includes 79,730 shares underlying options and 18,272 restricted stock units that are or will become exercisable within 60 days of the Table Date. Includes 391,324 shares held by RJH Management LLC. Includes 207,465 Warrants held by RJH Management LLC. Includes 50,000 shares held directly by Mr. Hendrix. Mr. Hendrix owns and controls RJH Management and as such, has voting and investment discretion with respect to the shares and Warrants held of record by RJH Management and may be deemed to have shared beneficial ownership of the Common Stock and the Warrants held directly by RJH Management. Mr. Hendrix disclaims any beneficial ownership of the reported shares.

(7) Includes 378,968 shares underlying options and 16,611 restricted stock units that are or will become exercisable within 60 days of the Table Date.

(8) Includes 240,874 shares underlying options that are or will become exercisable within 60 days of the Table Date.

(9) Includes 103,369 shares underlying options and 23,256 restricted stock units that are or will become exercisable within 60 days of the Table Date.

(10) Includes 24,444 shares underlying options and 18,272 restricted stock units that are or will become exercisable within 60 days of the Table Date.

(11) Includes 22,222 shares underlying options and 16,611 restricted stock units that are or will become exercisable within 60 days of the Table Date.

(12) Dr. Moody joined the Board effective January 17, 2024.

(13) Mr. Altice joined the Board effective April 15, 2024.

(14) Based solely on a securities purchase agreement, dated as of March 20, 2024, between Armistice Capital Master Fund Ltd. and the Company, the form of which is filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023. In such agreement, Armistice Capital Master Fund Ltd. lists its address as c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022. The securities purchase agreement was executed on behalf of Armistice Capital Master Fund Ltd. by Armistice Capital, LLC, its investment manager. Includes pre-funded warrants to purchase 180,742 shares of Common Stock. The pre-funded warrants include a provision limiting the holder’s ability to exercise the pre-funded warrants if such exercise would cause the holder to beneficially own greater than 9.99% of the Company and, accordingly, the table excludes pre-funded warrants to purchase 1,576,000 shares of Common Stock that would otherwise be immediately exercisable. Excludes Common Stock purchase warrants to purchase 15,000,000 shares of Common Stock which are not exercisable within 60 days of the Table Date.

(15) Based solely on a Schedule 13G/A filed with the SEC on January 29, 2024 by BlackRock, Inc. on its own behalf. In such filing, BlackRock, Inc. lists its address as 50 Hudson Yards. New York, NY 10001, and indicates that, as of December 31, 2023, BlackRock, Inc. had sole voting power with respect to 6,101,902 shares of Common Stock, and that BlackRock, Inc. did not have shared voting power or shared dispositive power with respect to any shares of Common Stock and had sole dispositive power with respect to 6,248,580 shares of Common Stock.

We are not aware of any material proceedings to which any of our directors, nominees for director, executive officers, or affiliates of the foregoing persons or any owner of record or beneficially of more than five percent (5%) of any class of our voting securities, is a party adverse to us or has a material interest adverse to us.

GOVERNANCE OF THE COMPANY

Corporate Governance

The Board is committed to sound and effective corporate governance practices. The Board maintains codes of ethics and conduct, corporate governance guidelines, committee charters, and complaint procedures for accounting and auditing matters based on the Sarbanes-Oxley Act of 2002 and New York Stock Exchange (“NYSE”) listing requirements.

Code of Ethics and Corporate Governance Documents and Guidelines

The Code of Ethics, Corporate Governance Guidelines, and the charters of our Audit, Compensation and Nominating, and Corporate Governance Committees were adopted by Danimer to promote honest and ethical conduct, full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by Danimer, and compliance with all rules and regulations that apply to Danimer and its officers and directors. These policies are available in the “Investor Relations” section on our Internet website, at https://www.danimerscientific.com, under the tab “Governance Documents” within the section called “Governance.” In addition, you may request a free copy of any such materials~~,~~ by submitting a written request to: Danimer Scientific, Inc., Attention: Corporate Secretary, 140 Industrial Boulevard, Bainbridge, GA 39817.

Board of Directors

The Board currently comprises the following eleven members: Stephen E. Croskrey, Richard N. Altice, John P. Amboian, Philip Gregory Calhoun, Cynthia Cohen, Richard J. Hendrix, Gregory Hunt, Allison Leopold Tilley, Dr. David J. Moody, Dr. Isao Noda, and Stuart Pratt. Dr. Moody joined the Board on January 17, 2024, and Mr. Altice joined the Board on April 15, 2024.

In May 2024, the Board appointed Mr. Hendrix to serve as Chairman of the Board in connection with Mr. Croskrey’s announcement of his resignation as Chairman of the Board and planned retirement as the Company’s Chief Executive Officer. Mr. Croskrey remains a member of the Board following his resignation as Chairman and his retirement announcement as Chief Executive Officer. Mr. Hendrix will also serve as the Interim Executive Chairman during the period of transition to identify a new Chief Executive Officer to succeed Mr. Croskrey. Mr. Amboian serves as the “lead independent director” of the Board. The Board believes that this leadership structure is appropriate for our Company given the size and scope of our business, the experience and active involvement of our Interim Executive Chairman and independent directors, and our corporate governance practices. As lead independent director, Mr. Amboian presides over periodic meetings of our independent directors, serves as a liaison between the Interim Executive Chairman, the Board and the independent directors and performs such additional duties as the Board may otherwise determine and delegate.

During fiscal 2023, the Board held ten meetings and acted by unanimous written consent in lieu of a meeting three times. During fiscal 2023, each then-current director attended at least 75% of the meetings of the full Board, and each then-current director attended at least 75% of the meetings of the Committees of the Board on which they served. Six directors, including Mr. Hendrix and lead independent director, attended the 2023 Annual Meeting of Stockholders and were available to respond to any questions submitted by stockholders. The Company does not have a formal policy as to Director’s attendance at our annual meeting of stockholders.

Director Independence

The Board has evaluated each of its directors’ independence from the Company based on the definition of “independence” established by NYSE and has determined that each of Mses. Cohen and Leopold Tilley and each of Messrs. Altice, Amboian, Calhoun, Hendrix, Hunt, Moody, Noda and Pratt are independent directors, constituting a majority of the Board. The Board has further determined that each member of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is “independent” under applicable NYSE rules.

The Board has also determined that (a) each member of our Audit Committee is “independent” for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) and (b) each member of our Compensation Committee is an “outside director” for purposes of and by Section 162(m) of the Internal Revenue Code of 1986, as amended (“Code”).

In its evaluation of each director’s independence from the Company, the Board reviewed whether any transactions or relationships currently exist or existed during the past year between each director or nominee and the Company and its subsidiaries, affiliates, equity investors, or independent registered public accounting firm, and whether there were any transactions or relationships between each director or nominee and members of the senior management of the Company or their affiliates.

Director Diversity

Our Nominating and Corporate Governance Committee is committed to continuing to identify and recruit highly qualified director candidates with diverse experiences, perspectives, and backgrounds to join the Board. The table below provides certain information regarding the composition of the Board.

Board Diversity Matrix:

Board Size	Number of Directors
Total Number of Directors	Eleven
Part I: Gender Identity	Male	Female
Number of directors based on gender identity	Nine	Two
Part II: Demographic Background	Asian or Pacific Islander	White
Number of directors based on demographic background	One	Ten

Board Role in Risk Oversight

Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, provides risk oversight. In its risk oversight role, the Board assesses whether the risk management processes designed and implemented by management are adequate and functioning as designed, including assessing major risk factors relating to the Company and its performance and reviewing measures to address and mitigate risks. In order to efficiently discharge its duty to oversee risk management, the Board has delegated some risk oversight tasks to various committees of the Board and to members of management, each of which reports regularly to the entire Board with respect to such responsibilities.

Board Committees

The Board has three standing Committees: an Audit Committee; a Compensation Committee; and, a Nominating and Corporate Governance Committee. Copies of the committee charters setting forth the responsibilities of the Committees are available in the Investor Relations section of our website at https://www.danimerscientific.com, under the tab “Governance Documents” within the section called “Governance.” The committees will periodically review their respective charters and recommend any needed revisions to the Board.

Name	Audit	Compensation	Nominating & Governance
Richard N. Altice
John P. Amboian	√	Chairman	Chairman
Philip Gregory Calhoun		√
Cynthia Cohen	√
Richard Hendrix
Gregory Hunt	Chairman
Allison Leopold Tilley		√
Dr. David J. Moody
Dr. Isao Noda			√
Stuart Pratt
Number of 2023 Meetings	Nine	Three	One

Audit Committee

Our Audit Committee is comprised of Mr. Amboian, Ms. Cohen and Mr. Hunt, with Mr. Hunt serving as the Chairman. Each of our Audit Committee members was determined by the Board to be independent of Danimer based on NYSE’s definition of “independence” and can read and understand the Company’s financial statements. The Board has determined that Mr. Hunt qualifies as an audit committee financial expert (as such term is defined under the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder).

The Audit Committee is responsible for the oversight and evaluation of (a) the qualifications, independence, and performance of our independent registered public accounting firm (“independent auditors”); (b) the performance of our internal audit function; and (iii) the quality and integrity of our financial statements and the effectiveness of our internal control over financial reporting. The Audit Committee also assesses major risk factors relating to the Company and its performance, and reviews measures to address and mitigate financial, legal, and operational risks and prepares the Audit Committee report required by the rules of the SEC, which is included in this Proxy Statement beginning on page 28.

The duties of the Audit Committee of the Board, which are specified in the charter of the Audit Committee, include but are not limited to:

•
appointing and replacing the independent auditors;
•
monitoring the independence of the independent auditors;
•
discussing with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
•
determining the compensation of, and oversight of the work, of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purposes of preparing and issuing an audit report or related work;
•
verifying the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by regulation;
•
pre-approving all audit services and any permitted non-audit services to be performed by the independent auditors, including the fees and terms of the services to be performed;
•
reviewing and discussing with management and the independent auditors the annual audited financial statements, and recommending to the Board whether the annual audited financial statements should be included in our Annual Report on Form 10-K;
•
discussing with management major risk assessments and risk management policies;
•
discussing with management regarding our compliance with applicable laws and regulations;
•
establishing procedures for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and
•
reviewing and approving or rejecting any proposed related party transactions.

During fiscal 2023, the Audit Committee held nine meetings and did not act by unanimous written consent in lieu of a meeting.

Compensation Committee

Effective in May 2024, our Compensation Committee is comprised of Mr. Amboian, Mr. Calhoun and Ms. Leopold Tilley, with Mr. Amboian serving as the Chairman. Prior to May 2024, our Compensation Committee was comprised of Mr. Hendrix, Mr. Calhoun and Ms. Leopold Tilley, with Mr. Hendrix serving as the Chairman.

The Compensation Committee reviews recommendations for executive compensation, including incentive compensation and stock incentive plans, and makes recommendations to the Board concerning levels of compensation of our executive officers and other key management personnel, as well as the adoption of incentive and stock plans.

The duties of the Compensation Committee of the Board, which are specified in the charter of the Compensation Committee, include but are not limited to:

•
reviewing and approving corporate goals and objectives with respect to compensation for the Company’s senior management team, evaluating the senior management team’s performance in light of those goals and objectives, and determining and approving the senior management team’s compensation levels based on this evaluation;
•
reviewing at least annually the compensation of non-senior management employees as the Committee determines to be appropriate (including any awards under any equity-based compensation or non-equity-based incentive compensation plan of the Company and any material perquisites);
•
reviewing the Company’s incentive compensation and other stock-based plans and recommend changes in such plans to the Board as needed;
•
administering such incentive compensation and other stock-based plans on behalf of the Board;

•
producing the compensation committee report on executive compensation to be included in the Company’s Proxy Statement as required; and
•
reviewing on an annual basis director compensation and benefits.

The Compensation Committee has the authority to retain or obtain advice from, as well as determine the appropriate compensation of, such compensation consultants, outside counsel and other advisors as the Compensation Committee, in its sole discretion, may deem appropriate. During 2023, the Compensation Committee relied upon advice from its engagement of FW Cook, an executive compensation consulting firm, that acted as the Company’s independent consultant with regards to CEO and other compensation matters.

The Compensation Committee does not formally meet on a regular basis, but only as circumstances require. During fiscal 2023, the Compensation Committee held three meetings and did not act by unanimous written consent in lieu of a meeting.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee (“Nominating Committee”) is comprised of Mr. Amboian and Dr. Noda, with Mr. Amboian serving as the Chairman.

The purposes of the Nominating Committee are to identify, evaluate and nominate candidates for election to the Board and review Danimer’s corporate governance guidelines and other related documents for compliance with applicable laws and regulations such as the Sarbanes-Oxley Act of 2002 and the NYSE listing requirements. The Nominating Committee considers all qualified candidates identified by members of the Board, by senior management or by stockholders.

Information concerning a proposed nominee should be forwarded to Danimer Scientific Inc., Attention: Nominating Committee c/o: Corporate Secretary, at 140 Industrial Boulevard, Bainbridge, GA 39817, and upon receipt, the Secretary will submit them to the Nominating Committee for its consideration. Such information concerning the nominee as required under the rules and regulations of the SEC to be included in our Proxy Statement, as well as a consent executed by the proposed nominee to serve as a director. In addition, the stockholder shall include a statement that the proposed nominee has no direct or indirect business conflict of interest with us, and otherwise meets our standards set forth below. See “Requirements for Submission of Stockholder Proposals, Nomination of Directors and Other Business of Stockholders” for additional information on specific procedures that a stockholder must follow to nominate persons for election as directors.

The Nominating Committee may engage third-party search firms from time to time to assist it in identifying and evaluating nominees for director. The Nominating Committee’s policy is to assess nominees recommended by stockholders, by other individuals and by third-party search firms in the same manner, as follows: the Nominating Committee reviews biographical information furnished by or about the potential nominees to determine whether they have the experience and qualities discussed above; when a Board of Directors vacancy occurs or is anticipated, the Nominating Committee determines which of the qualified candidates, if any, to interview, based on the current needs of the Board and the Company; and members of the Nominating Committee meet with these selected individuals. If, after such meetings, the Nominating Committee determines to recommend any candidate to the Board for consideration, that individual is invited to meet with the entire Board. The Board then determines whether to select the individual as a director-nominee.

Candidates for the Board should possess fundamental qualities of intelligence, honesty, perceptiveness, good judgment, maturity, high ethics and standards, integrity, fairness and responsibility; have a genuine interest in the Company; have no conflict of interest or legal impediment which would interfere with the duty of loyalty owed to the Company and its stockholders; and have the ability and willingness to spend the time required to function effectively as a director of the Company. The Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying candidates for director but does consider their ability to contribute to the diversity of age, background, experience, viewpoints and other individual qualities and attributes represented on the Board.

The Nominating Committee also provides oversight with respect to the Company’s environmental, social and governance strategy and initiatives.

The Nominating Committee does not formally meet on a regular basis, but only as circumstances require. During fiscal 2023, the Nominating Committee held one meeting and did not act by unanimous written consent in lieu of a meeting.

Director Summary Compensation Table

The following table summarizes the compensation earned by the non-employee directors for the fiscal year ended December 31, 2023:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
John P. Amboian	50,000	80,000	-	130,000
Philip Gregory Calhoun	50,000	50,000	-	100,000
Cynthia Cohen	50,000	55,000	-	105,000
Richard Hendrix	50,000	55,000	-	105,000
Gregory Hunt	50,000	70,000	-	120,000
Allison Leopold Tilley	50,000	50,000	-	100,000
Dr. Isao Noda	50,000	50,000	-	100,000
Stuart Pratt	50,000	50,000	16,000 (1)	116,000

(1)
Consists of cash fees pursuant to a Consulting Agreement between the Company and Mr. Pratt (which is described below under the heading “Consulting Agreement of Stuart Pratt”).

In May 2023, the Compensation Committee and the Board approved and adopted an amended non-employee director compensation program (“Non-Employee Director Compensation Program”) for non-employee directors (an “Eligible Director”) that replaced the previous use of stock options with restricted stock units, but otherwise remained unchanged. This revised program consists of the following elements: (a) an annual base cash retainer of $50,000 for each Eligible Director; and (b) an annual restricted stock unit award of $50,000 for each Eligible Director, with certain Eligible Directors receiving an additional restricted stock unit award depending on his or her respective status as a lead independent director, chairperson of any of the Board’s committees, or membership on the Audit Committee.

The Lead Independent Director and the Audit Committee Chairperson receive additional restricted stock units valued at $20,000. Each member of the Audit Committee (other than the Chairperson) receives incremental restricted stock units having a value of $5,000. The Chairpersons of the Compensation Committee and the Nominating Committee receive additional restricted stock units valued at $5,000.

All restricted stock units granted to Eligible Directors under the Non-Employee Director Compensation Program vest on the one-year anniversary of the grant date and are valued based on the closing price of the Company’s closing price as of the grant date.

Danimer’s policy is to reimburse directors for reasonable and necessary out-of-pocket expenses incurred in connection with attending Board and committee meetings or performing other services in their capacities as directors.

The following table summarizes information related to stock options and other equity awards awarded to our non-employee directors that were outstanding at December 31, 2023:

	Option Awards		Stock Awards
	Number of Securities Underlying Options		Number of Shares of Stock That Have
Name	Exercisable (#)	Unexercisable (#)	Not Vested (#)
John P. Amboian	93,243	-	26,578
Philip Gregory Calhoun	82,979	-	16,611
Cynthia Cohen	24,444	-	18,272
Richard Hendrix	79,730	-	18,272
Gregory Hunt	103,369	-	23,256
Allison Leopold Tilley	22,222	-	16,611
Dr. Isao Noda	378,968	-	16,611
Stuart Pratt	407,600	30,000	25,413

Consulting Agreement of Stuart Pratt

On October 3, 2020, Mr. Pratt and Danimer entered into a Consulting Agreement (“Pratt Consulting Agreement”), which was effective upon the closing of the business combination (the “Business Combination”) pursuant to which the Company (formerly Live Oak Acquisition Corp. and referred to as “Live Oak” when describing the period prior to the consummation of the Business Combination) acquired all the outstanding capital stock of Meredian Holdings Group, Inc., a Georgia corporation (“MHG” or “Legacy Danimer”), through the exchange of MHG common stock for the Company’s Common Stock and terminated in accordance with its terms on October 3, 2023. Under the Pratt Consulting Agreement, Mr. Pratt was entitled to annual compensation of $18,000 paid monthly on a pro rata basis.

Pursuant to a letter agreement, dated as of August 12, 2021, between the Company and Mr. Pratt, in the event that the Company is unable to issue shares of Common Stock to Mr. Pratt in connection with stock options or restricted stock awards that the Company had previously granted, then the Company shall be contractually obligated to pay Mr. Pratt, upon the exercise of such options or the vesting of such restricted stock, an amount in cash equal to the notional value of each such stock option or restricted stock on such date; provided that any such cash payments shall be payable over a period of three years in equal quarterly installments, starting with the date of the exercise or vesting of such awards.

Involvement in Certain Legal Proceedings

No director, executive officer or person nominated to become a director or executive officer has, within the last ten years: (a) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any business of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy filing or within two years prior to that time; (b) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (c) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining such person from, or otherwise limiting such person’s involvement in any type of business, securities or banking activities or practice; or (d) been found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Communications with Directors

Any stockholder or other interested party wishing to communicate with the Board as a whole, the non-employee directors collectively, or any individual director should write to “Board of Directors,” “Non-Employee Directors” or the individual director in care of the Corporate Secretary at Danimer Scientific, Inc., 140 Industrial Boulevard, Bainbridge, GA 39817. Communications from stockholders or other interested parties addressed in this fashion will be forwarded directly to the Board, the non-employee directors, or the individual director, as applicable.

Complaint Procedures

Complaints and concerns about the Company’s accounting, internal accounting controls, auditing or related matters may be submitted by writing to the “Chairman of the Audit Committee” in care of the Corporate Secretary at Danimer Scientific, Inc., 140 Industrial Boulevard, Bainbridge, GA 39817. Complaints may be submitted on a confidential and anonymous basis by sending them in a sealed envelope marked “Confidential.”

EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our executive officers as of the date hereof. Our executive officers are appointed by and serve at the discretion of the Board.

Name	Age	Position
Executive Officers
Stephen E. Croskrey*	64	Chief Executive Officer and Director
Richard J. Hendrix*	58	Chairman of the Board and Interim Executive Chairman
Michael A. Hajost	60	Chief Financial Officer
Phillip Van Trump	47	Chief Science & Technology Officer
Michael Smith	55	Chief Operating Officer
Scott Tuten	48	Chief Marketing & Sustainability Officer

* See “Proposal 1 - Election of Directors” for biographical information with respect to Mr. Croskrey and Mr. Hendrix.

Michael A. Hajost, 60, has been Danimer’s Chief Financial Officer since March 2022, and before then was Special Advisor to the Chief Executive Officer in February and March 2022. Before joining Danimer, Mr. Hajost served as Executive Vice President, Finance, and Chief Financial Officer of Strategic Materials, Inc., a North American glass recycler with approximately 900 employees in over 50 locations throughout the U.S., Canada and Mexico. During his career at Strategic Materials, Mr. Hajost had responsibility for numerous corporate and operating finance functions, upgraded key finance positions and led the overhaul of that company’s financial reporting framework. Before Strategic Materials, Mr. Hajost was Senior Vice President, Finance, and Chief Financial Officer of Accuride Corporation, a manufacturer of wheel and wheel-end components for the commercial truck, passenger car and off-road vehicle industries, from 2015 to 2018. Mr. Hajost led the effort to recapitalize Accuride, then a public company listed on the New York Stock Exchange, as a private company, resulting in Accuride being taken private by Crestview Partners. From 2008 to 2015, Mr. Hajost was Vice President, Treasury and Investor Relations, at Carpenter Technology Corporation, a NYSE-listed manufacturer of specialty alloys and engineered products used in the aerospace & defense, energy, medical, automotive, and consumer & industrial markets. At Carpenter Technology, Mr. Hajost was responsible for world-wide management of treasury, financing and risk management activities. Before then, Mr. Hajost was employed in multiple finance and treasury positions, including at JBS Swift & Co., Guidant Corporation, and Eli Lilly & Co. Mr. Hajost’s corporate career was preceded by five years of service as an officer in the U.S. Army where he attained the rank of Captain. Mr. Hajost obtained his MBA from the Booth School of Business at the University of Chicago and graduated from the United States Military Academy at West Point with a Bachelor of Science degree in Engineering.

Phillip Van Trump, 47, has been Danimer’s Chief Science and Technology Officer since December 2020, and before then had been Legacy Danimer’s Chief Technology Officer since 2014. Mr. Van Trump manages research and development, product development, regulatory affairs, and intellectual property for Danimer. Prior to these roles, Mr. Van Trump worked in various positions within Legacy Danimer, performing bench-scale to pilot-level research and having an integral role in the procurement of equipment and laboratory personnel to advance Danimer’s objectives. He holds a Bachelor of Science in Molecular Biology and Microbiology from the University of Central Florida and an MBA from Emory University.

Michael Smith, 55, has been Danimer’s Chief Operating Officer since December 2020 and before then had been Legacy Danimer’s Chief Operating Officer since 2015. Prior to being appointed as Chief Operating Officer, Mr. Smith held various other positions with Legacy Danimer. He has significant manufacturing experience, especially in implementing lean manufacturing techniques, and is integral to the continuous-process improvement of Danimer’s manufacturing operations. Before joining Legacy Danimer, Mr. Smith held high-level manufacturing positions at Ingersoll Rand from 1991 to 1996, Amoco from 1996 to 1998, British Petroleum from 1998 to 2004, and Propex from 2004 to 2007. He holds a Bachelor of Science degree in Industrial and Systems Engineering from the Georgia Institute of Technology and has received extensive training in the Six Sigma Tools process controls and lean manufacturing techniques.

Scott Tuten, 48, has been Danimer’s Chief Marketing and Sustainability Officer since December 2020 and before then had been Legacy Danimer’s Chief Marketing Officer since 2006. Mr. Tuten has significant experience in the fields of international logistics, supply-chain management, transportation, inventory control, operations, sales, and warehousing. Mr. Tuten joined Danimer in 2006 as Vice President of Operations and was quickly promoted to Senior Vice President of Operations. In 2014, Mr. Tuten was appointed Chief Marketing Officer to manage overall sales and marketing. He holds a Bachelor of Business Administration degree in Logistics and an MBA from Georgia Southern University.

There are no family relationships between any of our executive officers and any director of the Company.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The Compensation Committee assists the independent members of the Board in establishing a compensation package for the Chief Executive Officer and assists the Board in establishing compensation packages for the other executive officers, Danimer’s key employees and non-employee directors, as well as reviewing and approving Danimer’s incentive compensation and equity compensations plans. The Compensation Committee is generally responsible for setting and administering the policies which govern annual salaries of executive officers, raises and bonuses, and awards of stock options and Common Stock under the Danimer Scientific, Inc. 2020 Long-Term Incentive Plan and otherwise. However, at times the full Board has determined annual executive salaries, raises and bonuses as well as grants of stock options and Common Stock without first receiving recommendations from the Compensation Committee. From time to time, the Compensation Committee reviews compensation packages to ensure that they remain competitive with the compensation packages offered by similarly situated companies and continue to incentivize management and align management’s interests with those of our stockholders. Although the Compensation Committee does not target executive compensation to any peer group median, they strive to provide a market-competitive compensation package and reward each executive’s performance.

Executive Compensation Philosophy and Objectives

The Compensation Committee examines and refines the Company’s compensation philosophy, objectives and strategy as part of the Company’s ongoing efforts to maintain “best practices” in this area and corporate governance in general. The general philosophy of our executive compensation program is to attract and retain talented management that are enthusiastic about the Company’s mission and culture while ensuring that our executive officers are compensated in a way that advances the interests of our stockholders. The Compensation Committee believes that the Company’s compensation packages must be competitive, must support the Company’s overall strategy and objectives, must provide significant rewards for outstanding financial performance while establishing clear consequences for underperformance, and must align management’s interests with the interests of stockholders by linking compensation with performance. Annual bonuses and long-term awards for our executive officers are designed to take into account not only objective financial goals but other such considerations as the Compensation Committee and the Board deem appropriate, and typically the Board has established the performance metrics for annual bonuses as part of our annual budget process. However, it is generally the Compensation Committee’s responsibility to determine the goals for the performance-based compensation payable to our CEO and CFO, subject to ratification by the Board, and to certify compliance with such goal achievement before such compensation is paid.

In determining the compensation packages for our executive officers, key employees, and non-employee directors, the Compensation Committee and the Board have evaluated the history and performance of the Company and the packages awarded to the executive officers, key employees and non-employee directors at similarly situated companies.

Risk Considerations

We have designed our compensation programs to be balanced so that our employees are focused on both short and long-term financial and operational performance. Goals are appropriately set with targets that encourage growth in the business, while doing so in a manner that encourages profitability. The Compensation Committee reviewed our 2023 compensation programs and believes that the mix and design of the elements of such programs do not encourage our employees to assume excessive risks and accordingly are not reasonably likely to have a material adverse effect on the Company.

Use of Outside Consultants

The Compensation Committee has the authority to retain and terminate any independent compensation consultant and to obtain advice and assistance from internal and external legal, accounting, and other advisors. During 2023, the Compensation Committee relied upon previous advice from its 2021 engagement of FW Cook, an executive compensation consulting firm, which acted as the Company’s independent consultant with regards to CEO and other compensation matters.

Compensation Program Components

Our executive compensation program consists of three key elements: (a) annual base salaries; (b) a performance-based annual cash bonus opportunity; and (c) periodic grants of equity awards, including stock options and restricted stock.

The Compensation Committee believes that this three-part approach best serves the interest of Danimer and its stockholders’ by motivating executive officers to improve our financial position, holding executives accountable for the performance of the organizations for which they are responsible and by attracting key executives into our service. Under our compensation program, annual compensation for Named Executive Officers includes a significant portion of pay that is “at risk”, specifically, the annual bonus and equity-based compensation.

For the fiscal year ended December 31, 2023, the components of compensation for Named Executive Officers were: (a) cash compensation; (b) equity-based compensation; and (c) perquisites and other benefits. Additional details on each element of our compensation program are outlined below.

Cash Compensation

Base Salary

Base salary for Danimer’s Named Executive Officers has historically been set at a level commensurate with such executive’s duties and authorities, contributions, prior experience, and sustained performance. The base salaries for our Named Executive Officers are set forth in their respective employment agreements and disclosed in the table below.

In 2022 and 2023, the annual base salaries for Messrs. Croskrey, Hajost, and Tuten were established pursuant to their respective employment agreements, under which Mr. Croskrey’s annual base salary was set at $875,000 in each of 2022 and 2023. Mr. Hajost’s annual base salary was set at $400,000 in each of 2022 and 2023, and Mr. Tuten’s annual base salary was set at $319,200 in 2023.

Cash Bonus

In 2022 and 2023, there was no cash bonus paid to Mr. Croskrey as targeted financials metrics were not achieved.

In 2023, there was no cash bonus paid to Mr. Hajost as targeted financials metrics were not achieved. In 2022, Mr. Hajost received a relocation bonus earned upon his acceptance of the role in 2022 pursuant to his employment agreement.

Danimer provides annual bonuses to the other executive officers based on corporate performance metrics, as determined by the Board of Directors upon recommendation by the Chief Executive Officer. Mr. Tuten did not earn and was not paid a cash bonus in fiscal year 2023 as targeted financial metrics were not achieved.

Equity-Based Compensation

In 2022 and 2023, in connection with their respective employment agreements, Mr. Croskrey received a performance stock award and a stock option award, and Mr. Hajost received a performance stock award, and a stock option award. Mr. Tuten did not receive a discretionary equity award in 2023.

Perquisites and Other Personal and Additional Benefits

Benefits and Perquisites

The Company provides benefits to its Named Executive Officers on the same basis as provided to all of its employees, including medical, dental and vision insurance; life insurance; accidental death and dismemberment insurance; critical illness insurance as well as short-and long-term disability insurance. The Company also provides a tax-qualified Section 401(k) plan for which the Company matches elective deferrals of up to 4% of an employee’s eligible earnings. The Named Executive Officers are entitled either to use of a company car or a monthly car allowance. Certain executives also receive reimbursement for tuition for graduate level degrees. Except as otherwise disclosed herein, the Company does not maintain any other executive-specific benefit or perquisite programs.

Anti-Hedging Policy

The Company’s Code of Business Conduct and Ethics provides Company employees, officers and directors may not buy or sell put or call options on the Company’s stock and may not sell Company stock short. Contracts that may have short-selling features to them (e.g. forward sales contracts) may only be entered into with the approval of the Chief Executive Officer or the Chief Executive Officer’s designee.

Post-Employment and Other Events

Retirement Benefits

Danimer provides a tax-qualified Section 401(k) plan for all employees, including the Named Executive Officers. Danimer matches elective deferrals of up to 4% of an employee’s eligible earnings. Danimer does not provide to employees, including its Named Executive Officers, any other retirement benefits, including but not limited to tax-qualified defined benefit plans, supplemental executive retirement plans and non-qualified defined contribution plans.

Role of Executive Officers in Compensation Decisions

The Company’s Chief Executive Officer evaluates the individual performance and the competitive pay positioning of senior management members who report directly to the Chief Executive Officer, including the Named Executive Officers. The Chief Executive Officer can then make recommendations to the Compensation Committee regarding the target compensation, job leveling and grading for such Named Executive Officers and other executive officers of the Company.

Summary

The Compensation Committee believes that the total compensation package has been designed to motivate key management to improve the operations and financial performance of the Company, thereby increasing the market value of our Common Stock. The tables in this Executive Compensation section reflect the compensation structure established by the Compensation Committee.

Summary Compensation Table

The following table sets forth information concerning the compensation of the Named Executive Officers for the periods presented below.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Stephen E. Croskrey(4)	2023	875,000	-	993,300	1,474,000	14,295	3,356,595
Chief Executive Officer	2022	875,000	-	2,576,630	3,344,444	12,938	6,809,012
Michael A. Hajost	2023	400,000	-	199,999	200,000	22,606	822,605
Chief Financial Officer	2022	349,478	31,920	1,125,132	599,853	12,112	2,118,495
Scott Tuten(5)	2023	319,200	-	-	-	14,917	334,117
Chief Marketing and Sustainability Officer

(1) The 2022 bonus for Mr. Hajost represents a relocation bonus paid in conjunction with his acceptance of the role in 2022.

(2) The amounts in these columns represent the aggregate grant date fair value of awards granted to each Named Executive Officer, computed in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation — Stock Compensation. The grant date fair value of the stock awards were determined by the NYSE closing price on the date of grant. The grant date fair values of the option awards were determined using a modified Black-Scholes model.

(3) All Other Compensation is comprised of Company matching contributions under Danimer’s 401(k) plan which is a tax-qualified defined contribution plan, use of company car, car allowance, and/or certain tuition payments, as applicable.

The following summarizes “All Other Compensation” provided to the Named Executive Officers during the year ended December 31, 2023, as follows:

•
Mr. Croskrey: personal use (on a lease value basis) of company automobile ($1,095) and 401(k) plan match ($13,200).
•
Mr. Hajost: car allowance ($9,406) and 401(k) match ($13,200).
•
Mr. Tuten: personal use (on a lease value basis) of a company automobile ($2,817) and 401(k) match ($5,591).

The following summarizes “All Other Compensation” provided to the Named Executive Officers (other than Mr. Tuten, who was not a Named Executive Officer in 2022) during the year ended December 31, 2022, as follows:

•
Mr. Croskrey: personal use (on a lease value basis) of company automobile ($738) and 401(k) plan match ($12,200).

•
Mr. Hajost: car allowance ($6,463) and 401(k) match ($5,649).

(4) On May 20, 2024, Mr. Croskrey entered into a Transition and Retirement Agreement with the Company, pursuant to which Mr. Croskrey will resign from employment with the Company on or prior to December 31, 2024.

(5) Mr. Tuten was not a named executive officer in 2022; as such, only his compensation for 2023 is reported.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning stock options and stock awards held by the Named Executive Officers at December 31, 2023:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)	Number of Unearned Shares That Have Not Vested (#)	Market or Payout Value of Unearned Shares That Have Not Vested ($)
Stephen E.	-	750,000	2.58	2/28/2033	754,818	769,914	920,641	939,054
Croskrey	-	300,000	7.50	2/28/2033	-	-	-	-
	324,074	648,148	3.99	3/15/2032	-	-	-	-
	-	2,571,737	24.20	12/29/2030	-	-	-	-
	1,154,646	-	24.20	7/23/2031	-	-	-	-
	162,715	81,358	18.24	7/23/2031	-	-	-	-
Michael A.	-	149,254	2.58	2/28/2033	68,728	70,103	127,770	130,325
Hajost	77,043	154,086	3.88	2/7/2032	-	-	-	-
	37,037	74,074	3.99	3/15/2032	-	-	-	-
Scott	30,523	-	3.28	6/30/2026	188,630	192,403	-	-
Tuten	271,256	-	3.28	11/14/2026	-	-	-	-
	274,740	-	3.28	12/18/2027	-	-	-	-
	91,580	-	6.88	9/1/2030	-	-	-	-
	-	642,934	24.20	12/29/2030	-	-	-	-

Pay Versus Performance Table

Set forth below is the information required by Item 402(v) of Regulation S-K, which requires the Company to disclose certain information about the relationship between executive “compensation actually paid” by the Company and its financial performance. The term “compensation actually paid,” or “CAP”, is as defined by Item 402(v) and calculated as explained further below. CAP does not necessarily reflect the compensation actually received by or transferred to any of our NEOs for any of the years presented.

Year	Summary Compensation Total for PEO ($)(1)	Compensation Actually Paid PEO($)(3)	Average Summary Compensation Total for non-PEO Named Executive Officers($)(2)	Average Compensation Actually Paid to non-PEO Named Executive Officers($)(3)	Value of Initial Fixed $100 Investment Based on: Total Shareholder Return ($)(4)	Net Income ($)
2023	3,356,595	(715,037)	578,361	609,911	(95.66)	(155,473,674)
2022	6,809,012	(14,369,261)	1,228,498	(6,719,436)	(92.39)	(179,758,528)
2021	71,863,603	(11,528,814)	14,273,693	(6,543,890)	(63.76)	(60,106,377)
(1)
Mr. Croskrey served as our Chief Executive Officer, or Principal Executive Officer (“PEO”) in 2023, 2022 and 2021.
(2)
Our non-PEO NEOs in each year of the table were as follows: Messrs. Hajost and Tuten for 2023, Messrs. Hajost and Van Trump for 2022 and Mr. Van Trump for 2021.
(3)
Set forth below are adjustments to the total compensation amounts presented in the Summary Compensation Table for our fiscal years 2021, 2022 and 2023 as prescribed by Item 402(v) of Regulation S-K to arrive at CAP.
(4)
Assumes $100 initial investment was made on December 31, 2020.

CEO - Stephen Croskrey

Year	Summary Comp Table (SCT) ($)	Less SCT Equity Awards	Plus: FV at FYE of Unvested Equity Awards Granted in Fiscal Year ($)	Plus: Annual Change in Value of Prior Year Awards that Remain Unvested ($)	Plus: Value of New Vested Awards	Plus: Change in Value of Prior Year Awards that Vested During Year	Compensation Actually Paid (CAP)
2023	3,356,595	(2,467,300)	1,463,700	(3,685,764)	1,143,206	(525,474)	(715,037)
2022	6,809,012	(5,921,074)	2,527,337	(16,283,901)	-	(1,500,634)	(14,369,261)
2021	71,863,603	(68,293,056)	23,450,976	(38,550,338)	-	-	(11,528,815)

Other Non-PEO NEOs

Year	Summary Comp Table (SCT) ($)	Less SCT Equity Awards	Plus: FV at FYE of Unvested Equity Awards Granted in Fiscal Year ($)	Plus: Annual Change in Value of Prior Year Awards that Remain Unvested ($)	Plus: Value of New Vested Awards	Plus: Change in Value of Prior Year Awards that Vested During Year	Compensation Actually Paid (CAP)
2023	578,361	399,999	231,308	(586,697)	282,783	(295,844)	609,911
2022	2,456,995	(1,724,985)	956,472	(6,225,028)	-	(2,182,890)	(6,719,436)
2021	14,273,693	(13,894,449)	2,678,543	(10,028,750)	-	427,073	(6,543,890)

Employment Agreements

Employment Agreement with Stephen E. Croskrey

On July 23, 2021, the Company and Stephen Croskrey entered into an Amended and Restated Employment Agreement (“Croskrey Employment Agreement”), which amended and restated the 2020 Croskrey Employment Agreement in its entirety. In May 2024, Mr. Croskrey informed the Company that he intends to retire as the Company’s Chief Executive Officer on or prior to the end of calendar year 2024. The Croskrey Employment Agreement ends on December 31, 2024, unless earlier terminated in accordance with its terms or the terms of the Croskrey Transition Agreement (as defined and described below). The Croskrey Employment Agreement provides that Mr. Croskrey shall continue to serve as Chief Executive Officer and Chairman of the Board of the Company, however, Mr. Croskrey resigned as the Chairman of the Board in May 2024. The Croskrey Employment Agreement provides for an annual base salary of $875,000, effective as of January 1, 2021. The Croskrey Employment Agreement also provides that upon satisfaction of performance targets to be established by the Board, Mr. Croskrey will be paid an annual incentive award for such year equal to between 1.25 times his Annual Base Salary and 2.5 times his Annual Base Salary.

Under the Croskrey Employment Agreement, each year during the term (with respect to 2024, see “Transition and Retirement Agreement with Stephen E. Croskrey”) Mr. Croskrey receives long-term incentive award, of which 50% shall be in the form of performance stock awards to vest upon satisfaction of the performance targets to be established by the Board for each such year and 50% shall be in the form of stock options. In the event that such performance stock awards and/or stock options awarded to Mr. Croskrey are not available to be issued to Mr. Croskrey for any reason, then the Company pays to Mr. Croskrey, upon the exercise of such long term incentive award, in the case of an option, or the vesting of such award, in the case of performance stock awards, an amount in cash equal to the notional value that each such performance stock award and/or stock option would have had on the date of such exercise or vesting, as the case may be, as though it had been granted to Mr. Croskrey on the date of grant, as applicable. In the event that the Company is unable for any reason to issue to Mr. Croskrey stock options, performance stock awards, other equity based awards or shares of Common Stock, whether underlying such awards or otherwise, that the Company has contractually agreed to in prior agreements with Mr. Croskrey, then the Company shall be contractually obligated to pay to Mr. Croskrey, upon the exercise or vesting, as the case may be, of any such awards, an amount in cash equal to the notional value that each such stock option, performance stock award or other equity based award would have had on the date of such exercise or vesting as though it had been granted to Mr. Croskrey on the date such other agreement giving rise to such award was entered into; provided that in either such case, any such cash payment shall be payable over a period of three years in equal quarterly installments, starting with the date of the exercise or vesting, as the case may be, of such award. The cash-settlement provision in respect of equity awards described above is hereinafter referred to as the “Cash-Settlement Right.”

Under the Croskrey Employment Agreement, Mr. Croskrey is also eligible to participate in employee benefit plans offered to the Company’s executives, the Company shall provide Mr. Croskrey with the use of a reasonably acceptable rental home or apartment at market rates in the Bainbridge, Georgia area, and will also provide Mr. Croskrey with the use of a corporate vehicle.

Upon a termination of Mr. Croskrey’s employment (a) by the Company without cause, (b) by Mr. Croskrey for good reason, or (c) by the Company or any successor either upon the occurrence of a change in control (or within one year thereafter), and provided that Mr. Croskrey delivers to the Company a waiver and release of claims: (i) Mr. Croskrey will receive an amount in cash equal to 24 months of his annual base salary; (ii) Mr. Croskrey will receive the annual incentive award as of the date of termination; (iii) any unvested equity awards that are held by Mr. Croskrey, other than any unvested performance stock award portion of any long term incentive award (“excluded award”), shall automatically vest and become exercisable (as applicable) as of the date of termination, provided that with respect to any excluded award, in the event of such termination, and provided Mr. Croskrey remains on the Board following such termination, the excluded award will remain in effect and continue to vest in accordance with its terms so long as Mr. Croskrey remains on the Board, and the long term incentive performance targets established with respect to such excluded award shall be deemed achieved in the event that such termination arises in connection with a change in control; provided further that with respect to such termination where Mr. Croskrey does not remain on the Board, any such excluded award will vest pro rata in accordance with its terms if the related long term incentive performance targets established with respect thereto as of the date of termination have been achieved, with such long term incentive performance targets being deemed achieved in the case of a termination in connection with a change in control; and (iv) in the event that Mr. Croskrey is entitled to and elects to utilize coverage under Section 4980B of the Code (“COBRA Coverage”), Mr. Croskrey shall be reimbursed for COBRA Coverage for he and his dependents for the lesser of 24 months following termination or the date that the COBRA Coverage terminates in accordance with its terms.

The Croskrey Employment Agreement also contains certain restrictive covenants pursuant to which Mr. Croskrey is subject to non-competition and non-solicitation obligations during the term thereof and for a period of 12 months following his termination. The Croskrey Employment Agreement also contains customary non-disparagement covenants and confidentiality obligations to which Mr. Croskrey is subject.

All payments and benefits provided under the Croskrey Employment Agreement shall be subject to any compensation recovery or clawback policy as required under applicable law, rule or regulation or otherwise adopted by the Company from time to time.

Transition and Retirement Agreement with Stephen E. Croskrey

On May 20, 2024, the Company and Mr. Croskrey entered into a Transition and Retirement Agreement (the “Croskrey Transition Agreement”), pursuant to which Mr. Croskrey is resigning from employment with the Company, effective as of a date on or prior to December 31, 2024 (the date of his separation from employment with the Company, the “Retirement Date”, and the period between the execution of the Croskrey Transition Agreement and the Retirement Date, the “Transition Period”). Under the terms of the Croskrey Transition Agreement, Mr. Croskrey’s annual base salary and benefits will remain unchanged during the Transition Period. Mr. Croskrey will remain eligible to receive his annual incentive award for 2024, equal to between 1.25 times his annual base salary and 2.5 times his annual base salary, upon the satisfaction of performance targets as specified in the Croskrey Transition Agreement; in the event that the minimum performance metric is not satisfied, subject to Mr. Croskrey’s execution and non-revocation of a waiver and release of claims in favor of the Company and its affiliates (the “Release Condition”), Mr. Croskrey will be eligible to receive a 2024 annual incentive bonus equal to 0.625 times his Annual Base Salary. Mr. Croskrey will not receive any long-term incentive award as an employee for 2024, but may receive a new equity award in connection with his continued Board service following the Retirement Date, if applicable. Subject to his fulfillment of the Release Condition and his other obligations under the Croskrey Transition Agreement and the Croskrey Employment Agreement, (a) Mr. Croskrey’s outstanding long-term incentive awards will be amended to provide for continued vesting in accordance with the terms thereof as if Mr. Croskrey had continued service as a member of the Board through the outside vesting date for such award and, in the case of stock option awards, an outside exercise date not later than the 10thanniversary of the original grant date; provided, that all performance stock awards will be forfeited as of the Retirement Date, (b) the Company will transfer title and ownership to Mr. Croskrey of the Company-owned vehicle and electronic devices used by Mr. Croskrey during his employment with the Company, and (c) subject to Mr. Croskrey’s election to continue COBRA Coverage, the Company will pay or reimburse Mr. Croskrey for monthly

COBRA premiums for Mr. Croskrey and his dependent spouse following the Retirement Date and until the earlier of the date Mr. Croskrey becomes eligible to enroll in health insurance from an alternate employer or the end of the full COBRA period allowable under applicable law.

Except as otherwise provided in the Croskrey Transition Agreement, the terms of the Croskrey Employment Agreement will continue to govern the terms of Mr. Croskrey’s employment during the Transition Period. Mr. Croskrey will continue to be subject to the restrictive covenant obligations pursuant to the Croskrey Employment Agreement, as described above.

Employment Agreement with Michael A. Hajost

On January 16, 2022, the Company and Michael A. Hajost entered into an Employment Agreement (the “Hajost Employment Agreement”), which provides for a four-year term commencing on February 7, 2022 and continuing through February 6, 2026, unless earlier terminated in accordance with its terms. Under the Hajost Employment Agreement, Mr. Hajost initially served as special advisor to the CEO and became the Company’s Chief Financial Officer effective as of March 8, 2022.

Under the Hajost Employment Agreement, Mr. Hajost earns an annual base salary of $400,000. Additionally, Mr. Hajost was entitled to the following one-time equity awards in connection with the commencement of his employment: (a) a restricted stock unit (“RSU”) award with a target grant date value of $150,000, which vested on the one-year anniversary of the commencement date of Mr. Hajost’s employment; (b) a RSU award with a target grant date value of $400,000, one-third of which will vest on each of the first, second and third anniversaries of the commencement date; and (c) a stock option award with a target grant date value of $400,000, one-third of which will vest on each of the first, second and third anniversaries of the commencement date. The Hajost Employment Agreement also provides that upon satisfaction of performance targets to be established by the Board, Mr. Hajost will be entitled to receive an annual cash bonus award for each year having a target equal to 75% of annual base salary with a maximum of 100% of annual base salary.

The Hajost Employment Agreement states that each year during the term, and promptly following the commencement date of Mr. Hajost’s employment with respect to 2022, Mr. Hajost will receive a long term incentive award having a target grant date value of $400,000, of which 50% will be in the form of a performance stock award, vesting on the third anniversary of the grant date and subject to satisfaction of the performance target established by the Board with respect to such award, and 50% will be in the form of stock options vesting in equal one-third installments on each of the first, second and third anniversaries of the grant date of such stock option.

Under the Hajost Employment Agreement, Mr. Hajost is also eligible to participate in employee benefit plans offered to the Company’s executives. Mr. Hajost was also entitled to reimbursement for his relocation expenses. Mr. Hajost is also entitled to an annual car allowance equal to $12,000.

Upon a termination of Mr. Hajost’s employment by the Company without cause, and provided that Mr. Hajost delivers to the Company a waiver and release of claims: (a) Mr. Hajost will continue to receive his base salary for 12 months, or 24 months if his employment is terminated by the Company or any successor of the Company either upon the occurrence of a change in control or within one year thereafter; and (b) any unvested equity awards that are held by Mr. Hajost, other than any unvested performance stock award portion of any long term incentive award (an “excluded award”), will automatically vest and become exercisable (as applicable) as of the date of termination, provided that with respect to any excluded award, in the case of a termination in connection with a change in control, such long term incentive performance targets will be deemed achieved.

The Hajost Employment Agreement also contains certain restrictive covenants pursuant to which Mr. Hajost is subject to non-competition and non-solicitation obligations during the term thereof and for a period of 12 months following his termination or, if he is receiving 24 months of severance as a result of being terminated without cause in connection with a change of control, 24 months. The Hajost Employment Agreement also contains customary non-disparagement covenants and confidentiality obligations to which Mr. Hajost is subject.

All payments and benefits provided under the Hajost Employment Agreement will be subject to any compensation recovery or clawback policy as required under applicable law, rule or regulation or otherwise adopted by the Company from time to time.

Employment Agreement with Scott Tuten

On August 31, 2020, Mr. Tuten entered into an Amended and Restated Employment Agreement (the “Tuten Employment Agreement”) with Legacy Danimer.

Under the Tuten Employment Agreement, Mr Tuten earned a salary of $300,000 per year, subject to annual discretionary adjustments, and was entitled to an annual bonus under Danimer’s employee bonus plan, if any, or as otherwise approved by Danimer’s Board of Directors.

Under the Tuten Employment Agreement, Mr. Tuten was eligible to participate in employee benefit programs available to similarly situated employees and to use of a Danimer-owned automobile. The Tuten Employment Agreement also provided that Mr. Tuten will be entitled to participate in certain of Danimer’s equity incentive plans for executives and employees and receive annual equity awards thereunder, and provided that Mr. Tuten be granted a stock option for 10,000 shares of Legacy Danimer’s common stock, at an exercise price of $63 per share, vesting in three, approximately equal, annual installments, beginning on September 1, 2021. These options for Legacy Danimer common stock have been converted into options to purchase shares of Common Stock.

Pursuant to the Tuten Employment Agreement, upon a termination of Mr.Tuten’s employment by Danimer without cause but not in connection with a change in control of Danimer, Mr. Tuten would receive his annual base salary for 12 months following the date of his termination.

Pursuant to the Tuten Employment Agreement, upon a termination of Mr. Tuten’s employment by Danimer without cause in connection with a change in control of Danimer or within 12 months following a change in control of Danimer, Mr. Tuten would receive his annual base salary for 24 months following the date of his termination.

The Tuten Employment Agreement expired in accordance with its terms on December 31, 2023, however, Mr. Tuten continues his employment with the Company on an at-will basis.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2023, none of the members of our Compensation Committee (a) served as an officer or employee of Danimer or its subsidiaries; (b) was formerly an officer of Danimer or its subsidiaries; or (c) entered into any transactions with Danimer or its subsidiaries.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Under the SEC’s rules, a related person is a director, officer, nominee for director, or five percent (5%) stockholder of the Company since the beginning of fiscal year 2022 and their immediate family members. In addition, under the SEC’s rules, a related person transaction is a transaction or series of transactions in which the company is a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

Mr. Croskrey leases a house from Danimer in Brinson, Georgia for a rental fee of $1,000 per month and has an option to purchase such property from Danimer, which option will expire co-terminously with Mr. Croskrey’s Retirement Date.

Consulting Agreement of Stuart Pratt

On October 3, 2020, Mr. Pratt and Danimer also entered into a Consulting Agreement (“Pratt Consulting Agreement”), which was effective upon the closing of the Business Combination and terminated in accordance with its terms on October 3, 2023. Under the Pratt Consulting Agreement, Mr. Pratt was entitled to an annual compensation of $18,000 paid monthly on a pro rata basis.

Pursuant to a letter agreement, dated as of August 12, 2021, between the Company and Mr. Pratt, in the event that the Company is unable to issue shares of Common Stock to Mr. Pratt in connection with stock options or restricted stock awards that the Company had previously granted, then the Company shall be contractually obligated to pay Mr. Pratt, upon the exercise of such options or the vesting of such restricted stock, an amount in cash equal to the notional value of each such stock option or restricted stock on such date; provided that any such cash payments shall be payable over a period of three years in equal quarterly installments, starting with the date of the exercise or vesting of such awards.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee is responsible for reviewing and approving all related person transactions. In addition, the Board has a general practice of requiring directors interested in a transaction not to participate in deliberations or to vote upon transactions in which they have an interest, and to be sure that transactions with directors, executive officers and major stockholders are on terms that align the interests of the parties to such agreements with the interests of the stockholders.

These practices are undertaken pursuant to written policies and procedures contained in: (a) the Charter of the Audit Committee of the Company’s Board of Directors, which vests the Audit Committee with the responsibility for the

Company’s compliance with legal and regulatory requirements; (b) the Company’s Corporate Governance Guidelines, which vests in the Board and its committees the specific function of ensuring processes are in place for maintaining the integrity of compliance with law and ethics, and requiring that directors recuse themselves from any discussion or decision affecting their personal, business or professional interests; and (c) the Company’s Code of Business Conduct and Ethics, which requires compliance with applicable laws and regulations, the avoidance of conflicts of interest, and prohibits the taking of corporate opportunities for personal benefit. In addition, as a Delaware corporation, the Company is subject to Section 144 of the DGCL, which provides, among other things, that related party transactions involving the Company and its directors or officers need to be approved by a majority of disinterested directors or a duly authorized committee of the Board comprised of disinterested directors after disclosure of the material facts relating to the interested transaction in question.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Second Amended and Restated Bylaws (“Bylaws”) provide that the Board of Directors (“Board”) exclusively fixes the number of directors. There are currently eleven directors on the Board. Our Nominating Committee and the Board have selected the eleven nominees for director that are listed in this Proxy Statement for election at the Meeting, which consist of all current directors.

Our directors are elected at each Annual Meeting. Their respective terms of office will continue until the next Annual Meeting and until their successors have been duly elected and qualified in accordance with our Bylaws. There are no family relationships among our directors, nominees, or executive officers.

Except as otherwise specified or in the case of broker non-votes, each Proxy Card received will be voted for the election of the eleven nominees named below to serve until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified. Each of the nominees named below has been nominated by the Nominating Committee and the Board and has consented to be named a nominee in this Proxy Statement and to serve as a director, if elected. Should any nominee become unable or unwilling to accept a nomination for election, the persons named in the enclosed Proxy Card may vote for the election of a nominee designated by the Board or may vote for such lesser number of directors as may be prescribed by the Board under our Bylaws.

When considering whether directors and nominees have the experience, qualifications, attributes, and skills to satisfy their oversight responsibilities effectively, the Nominating Committee and the Board focused primarily on the information discussed in each of the nominee’s individual biographies set forth below, which contain information regarding the nominee’s service as a director, business experience and director positions held currently or at any time during the last five years or longer:

Stephen E. Croskrey, 64, has served as Chief Executive Officer of Danimer since December 2020 and Chairman of the Board from December 2020 until his retirement announcement and resignation as Chairman of the Board in May 2024. From February 2016 through the Business Combination, Mr. Croskrey was Chief Executive Officer and a member of the Board of Directors of Legacy Danimer. Mr. Croskrey is a business leader with over 30 years of experience in overseeing the strategic direction and operations of companies that manufacture and market a variety of products such as industrial fibers and law-enforcement gear. From 1999 to 2005, Mr. Croskrey served as the President and Chief Executive Officer of Armor Holdings Products, LLC, a major manufacturer of military, law enforcement, and personnel safety equipment. During such tenure its annual revenue increased from $45 million to over $300 million as a result of him overseeing the acquisition and integration of 13 companies and implementing associated organic growth initiatives. Mr. Croskrey has also held senior executive positions at Allied Signal and Mobil Oil. Mr. Croskrey received an MBA degree from the Kellogg School of Management at Northwestern University. He also received a Bachelor of Science degree in Engineering from the United States Military Academy at West Point where he was also commissioned as an officer in the U.S. Army and served as a company commander, attaining the rank of captain during his six years of active duty. He is well-qualified to serve on the Board due to his extensive leadership, operational and advisory background as well as his significant strategic experience in acquiring and integrating companies.

Richard N. Altice, 59, has over thirty years of sales, marketing, operational and management experience in the specialty chemicals and biopolymer industries. Mr. Altice most recently retired from NatureWorks, a developer and manufacturer of biopolymers (polylactic acid), where he served as President and CEO for five years. Prior to NatureWorks, Mr. Altice was the Senior Vice President and President of PolyOne’s Designed Structures and Solutions, a polymer and plastics conversion and food packaging business, formerly known as Spartech. Additionally, Mr. Altice was Vice President of Hexion’s Global Specialty Epoxy resin business and was formerly the President of Solutia’s Technical Specialties division, responsible for the global rubber chemicals and specialty fluids businesses. Mr. Altice graduated from the Missouri University of Science and Technology with a Bachelor of Science in Chemical Engineering.

John P. Amboian, 62, served as Live Oak’s Chairman from May 2020 to December 2020 and continues to serve on the Board following the completion of the Business Combination. Mr. Amboian is a business leader with over 30 years of experience in mergers and acquisitions, capital management, product development, branding and distribution for both privately held and public companies, across multiple industries. He served as Chairman and Chief Executive Officer of Nuveen Investments, Inc., or Nuveen (formerly NYSE: JNC), from 2007 to 2016. He was President of Nuveen from 1999 through 2007 after joining as its Chief Financial Officer from 1995 to 1999. During his time in leadership positions at Nuveen, Mr. Amboian participated in over 20 M&A and capital markets transactions, in addition to having a leading role in Nuveen’s sale to an investment group led by Madison Dearborn, in 2007 and

Nuveen’s sale process to TIAA (Teacher’s Insurance and Annuity Association of New York) in 2014. Mr. Amboian served on the Nuveen Mutual Funds board from 2007 through 2016 in addition to serving on Nuveen Investments’ public board from 1996 through 2007. Prior to Nuveen, Mr. Amboian was the Chief Financial Officer and Senior Vice President of Strategy of the Miller Brewing Company. He began his career in Corporate and International Finance at Kraft Foods, Inc., where he ended his tenure as Treasurer. Since 2013, Mr. Amboian has served at Madison Dearborn Partners as an industry advisor and is an independent director of the general partnership of Adams Street Partners, a private-markets investment firm. Additionally, Mr. Amboian is Chairman of Evanston Capital, a hedge fund alternative investment manager, and he chairs the board of North Square Investments, a boutique asset management firm. He is also on the advisory board of Cresset Capital Management, a wealth management firm and Inspere X, a financial technology business. He advises several small businesses on organic and inorganic growth initiatives through JA Capital Advisors, LLC. He received both his Bachelor’s degree and his M.B.A. from the University of Chicago. He is well-qualified to serve on the Board due to his extensive finance, investment and operational background.

Philip Gregory Calhoun, 61, has been a member of the Board since December 2020, and prior to that, a member of Legacy Danimer’s board of directors from 2014 to December 2020, and was a director of Danimer’s Meredian, Inc. and Danimer Scientific, L.L.C. subsidiaries prior to their merger in June 2014. Mr. Calhoun is President and Chief Executive Officer of Circle C. Farms, Inc., a commercial farm and cattle ranch located in Colquitt, Georgia, where Mr. Calhoun has worked since 1981. Mr. Calhoun also is the sole proprietor of GC Sprayer Service, Inc., a crop-dusting operation in Colquitt, Georgia. Mr. Calhoun also serves as a director of First National Bank of Decatur County located in Bainbridge, Georgia, Miller County Gin in Colquitt, Georgia and American Peanut Growers, a peanut-shelling plant in Donalsonville, Georgia. He is well-qualified to serve on the Board and all of its board committees due to his extensive commercial and operational background.

Cynthia Cohen, 71, Ms. Cohen has been a member of the Board since August 2022. Ms. Cohen has more than 20 years of business strategy, marketing, and business operations experience. In October 2018, she founded IMPACT 2040, a strategy consulting firm serving retailers, consumer brands, manufacturers, and digital technology companies, and is currently its President. Ms. Cohen is an advisor and board member to several start-ups and private emerging growth companies in technology and consumer product businesses, including Scroobious, where she has been an advisory board member since September 2020, Knock Inc., where she has served on the board of advisors since January 2016, AnswerLab, where she has served on the board of advisors since June 2014, and Sophelle, where she has served on the board of advisors since November 2012. Ms. Cohen has also served on several public company boards of directors, including Equity One, where she was a board member from May 2006 through March 2017, Steiner Leisure Services, where she was a board member and chairman of the nominating and governance committee from May 2006 through December 2015, and Bebe Stores, Inc., where she was the lead independent director from July 2001 through July 2014. Prior to founding IMPACT 2040, and the predecessor firm Strategic Mindshare in June 1990, she was a Partner in Management Consulting at Deloitte & Touche LLP. Ms. Cohen received her Bachelor of Science in Business Administration - Finance and Marketing from Boston University, for which she has been a member of the Board of Trustees since May 2020. She is well-qualified to serve on the Board due to her extensive background in the consumer products industry, as a strategy consultant, and as a prior board member of several public companies.

Richard Hendrix, 58, served as Live Oak's Chief Executive Officer and as a director on its Board from May 2020 to December 2020, and continues to serve on the Company’s Board following the completion of the Business Combination and has served as Chairman of the Board and Interim Executive Chairman, in each case since May 2024. He has significant experience in executive leadership, corporate strategy, M&A, capital markets and corporate finance. Over the course of his career, Mr. Hendrix has worked extensively with issuers and investors focused on companies in the financial services, real estate, energy, industrial, and business and consumer services sectors. He has led dozens of initial equity offerings for founder-led and sponsor-backed companies primarily within the banking, insurance and real estate sectors. Additionally, Mr. Hendrix has considerable experience advising chief executives, boards of directors and large shareholders regarding strategy, capital structure and capital access. He has significant leadership experience in the financial industry, having served as Chief Executive Officer of FBR & Co., or FBR (formerly NYSE: FBRC), a capital markets firm, from 2009 to 2017, and Chairman from 2012 to 2017. Over that time, Mr. Hendrix helped FBR grow into a leading bookrunner for initial common stock offerings for middle market U.S. companies. While at FBR, Mr. Hendrix also oversaw the growth of the company and completed numerous strategic transactions, ultimately executing a merger with B. Riley Financial, Inc. (Nasdaq: RILY) in 2017. Following the merger, Mr. Hendrix served as a director of B. Riley Financial until October 2017. Mr. Hendrix is a co-founder and Managing Partner of Live Oak Merchant Partners, a merchant bank providing capital and advisory services to middle market companies across several industries. Mr. Hendrix also currently serves as an Operating Executive to Crestview Partners, a private equity firm. Mr. Hendrix currently serves as a director and chair of the audit committee of Navitas Semiconductor, Inc. In the last five years, Mr. Hendrix has also been the Founder and Chief Executive Officer of RJH

Management Co, a privately held investment management business. Mr. Hendrix received his B.S. in Finance from Miami University. He is well qualified to serve on the Board due to his extensive finance, investment and advisory background.

Gregory Hunt, 67, has been a member of the Board since December 2020, and prior to that, a member of Legacy Danimer’s board of directors from June 2019 to December 2020. Since May 2012, Mr. Hunt has been the Chief Financial Officer and Treasurer of Apollo Management, LP, the investment adviser to Apollo Investment Corp., a investment management company. From April 2010 to May 2012, he served as the Executive Vice President and chief financial officer for Yankee Candle Company. Prior to joining Yankee Candle, from 2007 to 2010, Mr. Hunt served as the Executive Vice President of Strategic and Commercial Development for Norwegian Cruise Lines. Prior to joining Norwegian Cruise Lines, Mr. Hunt served as Chief Financial Officer and Chief Restructuring Officer of Tweeter Home Entertainment Group, Inc. from 2006 to 2007 and the Chief Financial Officer and co-Chief Executive of Syratech Corporation from 2001 to 2006. Prior to Syratech, he held several senior financial leadership positions including Chief Financial Officer of NRT Inc., Culligan Water Technologies, Inc. and Samsonite Corporation. Mr. Hunt currently serves as a member of the board of directors and audit committee chairman of Kymera Corporation, a member of the board of directors of GoodWest Industries and co-chairman of the board of advisors for the University of Vermont School of Business. Mr. Hunt is a Certified Public Accountant and holds a Bachelor’s degree in Accounting with dual concentration in finance from the University of Vermont. He is well-qualified to serve on the Board and all of its board committees due to his extensive financial, operational and advisory background.

Allison M. Leopold Tilley, 59, Ms. Leopold Tilley has been a member of the Board since August 2022. Ms. Leopold Tilley has more than 30 years of experience advising companies on operations, strategy, governance, risk, and acquisitions. Since October 1988, Ms. Leopold Tilley has been working at Pillsbury Winthrop Shaw Pittman LLP, where she is currently a Managing Board Member and Partner. She has chaired both the Compensation Committee and Nominating Committee of the firm. From February 2016 through June 2017, Ms. Leopold Tilley served on the board of directors of FBR & Co., a then Nasdaq-listed capital markets firm, where she was the chair of the nominating committee and a member of the compensation committee. Ms. Leopold Tilley has also served on several other boards of directors, including the Ronald McDonald House at Stanford from between 2011 and 2017, where she served as the chair of the Nominating and Corporate Governance Committee, and Watermark, where she served as a director between 2010 and 2016. Ms. Leopold Tilley received her Bachelor’s degree in Economics and International Relations from the University of California, Davis and her J.D. from the University of California, Berkeley. She is well-qualified to serve on the Board due to her extensive background in management, operations, governance, and risk analysis.

Dr. David J. Moody, 61, has over thirty years’ experience managing chemical and polymer related businesses in various leadership roles. Dr. Moody currently is a member of the board of directors of Jadex Inc., a US-based manufacturing and material science company utilizing innovation and technology to develop sustainable products that serve the medical, industrial and consumer markets. Dr. Moody previously served as Chief Executive Officer of Jadex from March 2021 through July 2023, and before that served in various roles of increasing responsibility at Milliken & Company, a global manufacturer of textile, chemical, floor covering, and healthcare products, including in the roles of Executive Vice President and Division President, Chemicals and President of Milliken Research Corporation. Dr. Moody earned his B.S. in Chemistry at Wofford College, and his Ph.D. in Chemistry at the Georgia Institute of Technology.

Dr. Isao Noda, 73, has been a member of the Board since December 2020, and prior to that, a member of Legacy Danimer’s board of directors from 2016 to December 2020. Prior to joining Legacy Danimer, he had a distinguished career extending over three decades at Procter & Gamble and is recognized as one of the world’s leading authorities in the field of polymer science, including the field of bioplastics known as PHA. Currently, Dr. Noda is an affiliated teaching professor at the University of Delaware. Dr. Noda holds a Bachelor of Science degree in Chemical Engineering, a Master of Science in Bioengineering, a Master of Philosophy and a Ph.D. in Chemical Engineering from Columbia University. He earned a Doctorate in Science in Chemistry from the University of Tokyo. He is well-qualified to serve on the Board due to his education and science background as well as his expertise in the fields of polymer science and bioplastics.

Stuart W. Pratt, 77, has been a member of the Board since December 2020, and prior to that, a member of Legacy Danimer’s board of directors from May 2015 to December 2020 and its chairman of the board from January 2016 to December 2020. Since 2001, Mr. Pratt has been the President and Chief Executive Officer of the Fort Point Real-Estate Company. He also has served as the Chairman of the board of Hunneman, a commercial real estate firm in Boston, Massachusetts since 2016 and previously served as its Chief Executive Officer. In the 1970s, he was the Chief Executive Officer of Federal Street Equities based in Houston, Texas. Mr. Pratt currently serves on the board of overseers of Boston University and is also a trustee emeritus of Boston University where he was chairman of the Real Estate Committee and served on its Audit, Academic Affairs and Finance committees. Additionally, he also serves as a trustee and chairman of the board of the Peabody Essex Museum, a director of Maritime International Inc. based in Bedford, Massachusetts and Avrio AI based in Boston, Massachusetts. Mr. Pratt received his Bachelor of Arts from Boston University. He is well-qualified to serve on the Board and all of its board committees due to his executive leadership, operational and advisory background.

The affirmative vote of a plurality of the votes cast virtually or represented by proxy at the Meeting is necessary for the election as directors of each of the nine nominees named in this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Aggregate fees for professional services rendered for Danimer by KPMG LLP for the fiscal years ended December 31, 2023 and 2022 were as follows, in thousands:

	2023	2022
Audit Fees	$1,390	$1,358
All Other Fees	3	3
Total	$1,393	$1,361

Audit Fees. KPMG was engaged as the Company's independent registered public accounting firm to audit its consolidated financial statements included in its Annual Report on Form 10-K, the quarterly reviews of its financial statements included in its Reports on Form 10-Q, services related to regulatory filings made with the SEC and comfort letters.

All Other Fees. These fees are related to subscriptions to online accounting and educational matters.

Auditor Independence. The Audit Committee has considered the services provided by KPMG and determined that the provision of such services had no effect on KPMG’s independence from the Company.

Audit Committee Pre-Approval Policy and Procedures. The Audit Committee must review and pre-approve all audit and non-audit services provided by KPMG, which was our independent registered public accounting firm as of December 31, 2023, and has adopted a Pre-Approval Policy. In conducting reviews of audit and non-audit services, the Audit Committee will determine whether the provision of such services would impair the auditor’s independence. The term of any pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. Any proposed services exceeding pre-approved fee ranges or limits must be specifically pre-approved by the Audit Committee.

Requests or applications to provide services that require pre-approval by the Audit Committee must be accompanied by a statement of the independent auditors as to whether, in the auditor’s view, the request or application is consistent with the SEC’s and the Public Company Accounting Oversight Board’s rules on auditor independence. Each pre-approval request or application must also be accompanied by documentation regarding the specific services to be provided.

The Audit Committee has not waived the pre-approval requirement for any services rendered by KPMG to the Company. All of the services provided by KPMG to the Company described above were pre-approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Board has appointed an Audit Committee consisting of three directors. Each of the members of the Audit Committee is independent from Danimer and is financially literate as that qualification is interpreted by the Board. The Board has adopted a written charter with respect to the Audit Committee’s roles and responsibilities.

Management is responsible for Danimer’s internal control and the financial reporting process. The external auditor is responsible for performing an independent audit of Danimer’s consolidated financial statements in accordance with auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has had various discussions with management and the independent auditors. Management represented to the Audit Committee that Danimer’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis, and the Audit Committee has reviewed and discussed the quarterly and annual consolidated financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees.

The Audit Committee has received the written disclosures and a letter from the independent registered public accounting firm as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from Danimer and its management. The Audit Committee also considers whether the independent registered public accounting firm’s provision of audit and non-audit services to Danimer is compatible with maintaining the independent registered public accounting firm’s independence.

The Audit Committee discussed with the independent auditors the overall scope and plans for its audit. The Audit Committee discussed with the independent auditors, with and without management present, the results of its audit, and the overall quality and integrity of financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements and the audit report on the audited financial statements be included in Danimer’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the SEC.

Submitted by the Members of the Audit Committee of the Board of Directors:

Gregory Hunt (Chairman)
John P. Amboian
Cynthia Cohen

The Report of the Audit Committee does not constitute soliciting material and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the Company specifically incorporates the Report of the Audit Committee by reference therein.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP audited the financial statements of the Company as of and for the year ended December 31, 2023. The Board, upon recommendation of the Audit Committee, desires to continue the services of KPMG LLP as of and for the current year ending December 31, 2024. Accordingly, the Board recommends that the stockholders ratify at the Meeting the appointment by the Board of the firm of KPMG LLP to serve as the Company's independent registered public accounting firm as of and for the current year ending December 31, 2024. Representatives of that firm will be available at the Meeting, shall have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate stockholders questions that have been submitted in advance of the Meeting. Although ratification by stockholders is not required by our Bylaws, the Charter of the Audit Committee or applicable law, and is not a binding proposal, the Audit Committee has determined that requesting ratification by stockholders of its selection of KPMG LLP as our independent registered public accounting firm is a matter of good corporate practice. In the event the stockholders do not ratify the appointment of KPMG LLP, the appointment will be reconsidered by the Audit Committee and the Board.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

PROPOSAL 3

approval OF AN amendMENT and restateMENT OF the Company’s fourth amended and restated Certificate of Incorporation to increase the authorized number of shares of Common Stock

Our Fourth Amended and Restated Certificate of Incorporation (the “Existing Certificate of Incorporation”) currently authorizes us to issue a total of 200,000,000 shares of Class A common stock, par value $0.0001 per share (“Common Stock”), and 10,000,000 shares of preferred stock, par value $0.0001 per share. The Board has approved, and is seeking stockholder approval of, an amendment and restatement of the Existing Certificate of Incorporation (the “Proposed Certificate of Incorporation”) to increase the number of shares of authorized Common Stock from 200,000,000 shares to 600,000,000 (the “Share Increase Proposal”).

The Board has unanimously approved, subject to stockholder approval, the Share Increase Proposal, and recommends that our stockholders approve the Share Increase Proposal. In accordance with the DGCL, the Company is seeking approval of the Share Increase Proposal by our stockholders. If the Share Increase Proposal is approved by stockholders, the Share Increase Proposal will become effective upon the filing of the Proposed Certificate of Incorporation with the Secretary of State of Delaware.

No other changes to the Existing Certificate of Incorporation are being proposed, including with respect to the number of authorized shares of preferred stock. The Share Increase Proposal is not intended to modify the rights of existing stockholders in any material respect. The additional shares of Common Stock to be authorized pursuant to the Share Increase Proposal would be identical to the shares of Common Stock currently authorized and outstanding under the Existing Certificate of Incorporation, none of which have preemptive or similar rights to acquire the newly authorized shares.

Rationale for Increase in Authorized Number of Shares of Common Stock

As of the Record Date, there were approximately 116,443,200 shares of the Company’s Common Stock issued and outstanding and approximately 68,951,763 shares of Common Stock reserved for future issuance under the Company’s outstanding options, restricted stock awards, warrants and convertible notes. Thus, approximately 14,605,037 shares of Common Stock currently remain authorized and available for issuance.

The Board believes it is in the best interest of the Company and its stockholders to increase the number of authorized shares of Common Stock to provide the Company with flexibility to issue shares of Common Stock for general corporate purposes, which may include strategic investments, strategic partnership arrangements, awards or grants under employee equity incentive plans, or equity-based financing to support execution of the Company’s business strategies. The availability of additional authorized shares of Common Stock would allow the Company to issue shares of Common Stock in the future without additional stockholder approval, except as may be required in particular cases by the Company’s charter, applicable law or the rules of any stock exchange or other system on which the Company’s securities may then be listed. Without an increase in the number of authorized shares of Common Stock, the Company may be constrained in its ability to raise capital in a timely fashion or at all and may lose important business opportunities, which could adversely affect our financial performance and growth.

In addition, on May 2, 2024, the Company announced a proposed pro-rata dividend distribution of warrants (“Dividend Warrants”) to holders of our Common Stock as of May 13, 2024 (the “Dividend Record Date”), as well as certain other eligible recipients. The Company does not currently have a sufficient number of authorized shares of Common Stock to satisfy the exercise of the Dividend Warrants in full. Accordingly, the distribution of the Dividend Warrants is subject to the stockholders approving a proposal to increase the authorized number of shares of Common Stock under the Company’s Existing Certificate of Incorporation to a number that is no less than necessary to permit the exercise in full of the Dividend Warrants. Subject to approval of the Share Increase Proposal, the stockholders of record as of the Dividend Record Date will receive one (1) Dividend Warrant for each three (3) shares of Common Stock held as of the Dividend Record Date, subject to downward rounding. Assuming approval by the stockholders of the Share Increase Proposal, the Company expects to distribute the Dividend Warrants to stockholders and other eligible recipients on or about July 12, 2024 (the date of such distribution, the “Distribution Date”). After the Distribution Date, the Dividend Warrants are expected to list and trade on the OTCQX market, separate from our Common Stock, which will continue to trade on the New York Stock Exchange. The holders of the Dividend Warrants may exercise the Dividend Warrants by using cash or, during the periods and in the manner specified in the warrant agreement that is expected to be filed with the SEC on the Distribution Date, after July 26, 2024, the Company’s outstanding 3.25% Convertible Senior Notes due 2026 (“Convertible Notes”) at face value. The Dividend Warrants will include a provision that provides an additional one-half share of Common Stock (“Bonus Share Fraction”) to holders that exercise the Dividend Warrant prior to an expiration date that will be determined based upon certain trading criteria with respect to the Company’s Common Stock. Each Dividend Warrant will entitle the holder to purchase, at the holder’s sole and exclusive election, one share of Common Stock plus, if applicable, the Bonus Share Fraction, at an initial exercise price of $5.00 per share. Certain holders of other eligible securities will receive Dividend Warrants based on the same ratio in the manner determined by the agreements governing such securities and the warrant agreement.

Because the Dividend Record Date is the same as the Record Date for the Meeting, only those stockholders entitled to vote at the Meeting and certain other eligible recipients will be entitled to receive the Dividend Warrants. If the Share Increase Proposal is not approved, the Company will not issue the Dividend Warrants.

The Board believes it is in the best interests of the Company and its stockholders to have authorized shares of Common Stock available for all or any of these purposes, if needed.

Effects of the Increase in Authorized Common Stock

Approving the Share Increase Proposal will not result in any dilution to current stockholders unless and until the Company issues such additional shares in the future. The Board selected the size of the proposed increase to provide the Company with sufficient authorized shares for use for any of the purposes described above, as well as to provide the Company the ability to take advantage of other opportunities that may be available to the Company that would require the use of shares of Common Stock without the cost and time that would be needed to seek further amendments to its certificate of incorporation. Additionally, approval of the Share Increase Proposal would allow the Company to issue the Dividend Warrants.

If this proposal is approved, the newly authorized shares of Common Stock would have the same rights as the presently authorized shares of Common Stock, including the right to cast one vote per share of Common Stock. Although the authorization of additional shares would not, in itself, have any effect on the rights of any holder of Common Stock, the future issuance of additional shares of Common Stock (other than a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders.

Potential Anti-takeover Effects of Increase in Authorized Common Stock

In addition to the more traditional uses described above, the Company could issue shares of its stock as a defense against efforts to obtain control of the Company. The Board does not intend or view the increase in authorized shares of stock as an anti-takeover measure, nor is the Company presently aware of any third party who is or intends to accumulate our securities or obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the DGCL with respect to the Share Increase Proposal, and we will not independently provide stockholders with any such right.

No Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in the Share Increase Proposal except to the extent of their ownership of shares of Common Stock.

The Proposed Amendment and Restatement

This general description of the Share Increase Proposal is qualified in its entirety by reference to the Proposed Certificate of Incorporation, in the form attached to this proxy statement as Annex A. The only changes from the Existing Certificate of Incorporation to the Proposed Certificate of Incorporation is that Section 4.1 of Article IV shall be deleted in its entirety and replaced with the following:

Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 610,000,000 shares, consisting of (a) 600,000,000 shares of Class A common stock (the “Common Stock”), and (b) 10,000,000 shares of preferred stock (the “Preferred Stock”).

In all other respects, the Proposed Certificate of Incorporation is identical to the Existing Certificate of Incorporation.

Vote Required

The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the Share Increase Proposal. As a result, abstentions and broker non-votes will have the same effect as a vote “against” the proposal. Your vote is therefore extremely important.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR the approval OF AN amendMENT and restateMENT OF the Company’s fourth amended and restated Certificate of Incorporation to increase the authorized number of shares of Common Stock as described above.

PROPOSAL 4

approval OF AN amendMENT TO THE DANIMER SCIENTIFIC, INC. 2020 LONG-TERM INCENTIVE PLAN TO AUTHORIZE THE ISSUANCE OF ADDITIONAL SHARES

Overview

The Company's 2020 Long-Term Incentive Plan (as amended from time to time, the “LTI Plan”) was originally approved by the Company’s stockholders in December 2020. As of May 17, 2024, there were 9,976,402 shares of Common Stock subject to outstanding awards under the LTI Plan and only 861,455 shares of Common Stock available for future grants.

The Board has reviewed the LTI Plan and determined that the current number of available shares of Common Stock under the LTI Plan is insufficient to meet the Company's objectives with respect to its ability to attract and retain talented individuals on a going-forward basis. As a result, on May 17, 2024 the Board approved, subject to stockholder approval, an amendment to the LTI Plan to increase the number of shares available under the LTI Plan by 7,000,000 shares of Common Stock from 8,572,457 shares of Common Stock to 15,572,457 shares of Common Stock (the “LTI Plan Amendment”), based on an analysis of the Company’s peer group and historic share usage rates, as well as dilution, effects on voting power, overhang, and annual cost. The Board believes that increasing the number of shares of Common Stock available for equity incentives in this manner is necessary to allow the Company to continue to utilize equity-based compensation awards to retain and attract the services of key individuals essential to the Company's growth and success. The Board also believes equity incentives enable participants to share in the Company’s future success.

All of the foregoing share numbers relating to the LTI Plan are exclusive of the assumption by the Company of (a) the remaining authorized but unissued shares of Common Stock underlying the Meredian Holdings Group, Inc. (“MHG”) 2016 Director and Executive Officer Stock Incentive Plan (adjusted to reflect the merger transaction pursuant to which the Company acquired MHG), (b) the remaining authorized but unissued shares of Common Stock underlying the MHG 2016 Omnibus Stock Incentive Plan (adjusted to reflect the merger transaction pursuant to which the Company acquired MHG) (collectively, the “MHG Legacy Plans”), and (c) the remaining authorized but unissued shares of Common Stock underlying the Novomer, Inc. (“Novomer”) 2009 Stock Incentive Plan (adjusted to reflect to the merger transaction pursuant to which the Company acquired Novomer) (the “Novomer Plan”). The Company assumed 2,895,411 shares of Common Stock under the MHG Legacy Plans, of which 779,513 shares remain available; awards from such share pool are subject to additional limitations and no awards therefrom may be made after May 4, 2026. The Company assumed 289,951 shares of Common Stock under the Novomer Plan, of which 140,449 shares remain available; awards from such share pool are subject to additional limitations and no awards therefrom may be made after July 28, 2024.

We are therefore asking our shareholders to approve the LTI Plan Amendment. The complete text of the LTI Plan, including and marked to reflect the LTI Plan Amendment, is attached to this Proxy Statement as Annex B. The descriptions of the LTI Plan and the LTI Plan Amendment are qualified in their entirety by reference to Annex B.

Description of the LTI Plan and the LTI Plan Amendment

Types of Awards

The grant of an award under the LTI Plan is referred to as an “EIP Award.” The types of EIP Awards that may be granted under the LTI Plan are incentive stock options (“ISOs”), non-qualified stock options (“NQOs”, which together with ISOs, are referred to collectively as “EIP Options”), stock appreciation rights (“SARs”), and “Full Value Awards” (which may include restricted stock, performance stock, restricted stock unit awards, performance units and other stock-based awards), and “Substitute Awards”. Substitute Awards are the Assumed Company Options and EIP Awards granted in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company (a) acquired by the Company or any Related Company (as defined below), (b) which becomes a Related Company after the effective date of the LTI Plan or (c) with which Company or any Related Company combines.

Administration of the LTI Plan

The authority to control and manage the operation and administration of the LTI Plan is vested in a committee of the Board (the “EIP Committee”) that is selected by the Board and must consist of at least two members of the Board (or such greater number required by applicable law) who are (a) non-employee directors, unless administration of the LTI Plan by non-employee directors is not then required in order for exemptions under Rule 16b-3 of the Exchange Act, and (b) independent for purposes of applicable stock exchange listing requirements. If the EIP Committee does not exist, or for any other reason determined by the Board, the Board itself may take any action under the LTI Plan that would otherwise be the responsibility of the EIP Committee.

Participation

The persons eligible to receive EIP Awards under the LTI Plan (“EIP Eligible Individuals”) are employees, officers, directors, consultants, independent contractors, advisors and any other person who provides services to the Company or a “Related Company” (which is a subsidiary of the Company or an entity in which the Company owns, directly or indirectly, a controlling interest), provided that ISOs may only be granted to an employee of the Company and certain of its subsidiaries. Subject to the terms of the LTI Plan, the EIP Committee determines from among the EIP Eligible Individuals who will receive EIP Awards, the types of EIP Awards to be awarded, the number of shares of Common Stock subject to the EIP Awards, the exercise price of an EIP Award (“EIP Exercise Price”) (if applicable), and other terms of the EIP Awards.

The consideration to be received by the Company for the granting of EIP Awards under the LTI Plan is service to the Company or its affiliates or in surrender of other compensation that may be due. An EIP Eligible Individual who is granted an EIP Award under the LTI Plan is referred to as a participant in the LTI Plan (an “EIP Participant”).

Available Shares and Share Information; Limitations on EIP Awards

Assuming approval of the LTI Plan Amendment, the total number of shares of Common Stock that will be available for issuance under the LTI Plan will be equal to 7,861,455 shares. Any shares of Common Stock that are subject to an EIP Award under the LTI Plan that is forfeited, expires or is terminated without issuance of shares of Common Stock (including shares that are attributable to EIP Awards that are settled in cash) and shares that are tendered or withheld for payment of the taxes with respect to the grant, vesting or payment of a Full Value Award shall thereafter be available for future grants under the LTI Plan. Shares withheld in payment of the EIP Exercise Price of an EIP Option or to pay taxes upon exercise of an EIP Option or SAR will not thereafter be available for future grants under the LTI Plan. In the event of the exercise of SARs, only the number of shares of Common Stock actually issued in payment of such SARs shall be charged against the number of shares of Common Stock available for the grant of EIP Awards. Shares subject to Substitute Awards will not reduce the number of shares of Common Stock available for issuance under the LTI Plan (and shares subject to a Substitute Award that is forfeited, expires or is terminated or settled in cash will not be added back to the total number of shares that may be issued under the LTI Plan). To the extent provided by the EIP Committee, any EIP Award under the LTI Plan may be settled in cash rather than shares of Common Stock.

Shares with respect to which EIP Awards may be made under the LTI Plan will be shares of Common Stock authorized but unissued or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares of Common Stock purchased in the open market or in private transactions.

Adjustments to Shares Available

In the event of a stock dividend, stock split, reverse stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, exchange of shares, sale of assets or subsidiaries, combination, or other corporate transaction that affects Common Stock such that the EIP Committee determines, in its sole discretion, that an adjustment is warranted in order to preserve the benefits or prevent the enlargement of benefits of EIP Awards under the LTI Plan, the EIP Committee shall, in the manner it determines equitable in its sole discretion, (a) adjust the number and kind of shares which may be delivered under the LTI Plan, (b) adjust the number and kind of shares subject to outstanding EIP Awards, (c) adjust the EIP Exercise Price of outstanding EIP Options and SARs and (d) make any other adjustments that the EIP Committee determines to be equitable (which may include, without limitation, (i) replacement of EIP Awards with other awards which the EIP Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and (ii) cancellation of the EIP Award in return for cash payment of the current value of the EIP Award, determined as though the EIP Award is fully vested at the time of payment, provided that in the case of an EIP Option or SAR, the amount of such payment may be the excess of value of the shares of Common Stock subject to the EIP Option or SAR at the time of the transaction over the EIP Exercise Price.

EIP Options and SARs

The grant of an EIP Option under the LTI Plan entitles the EIP Participant to purchase shares of Common Stock at an EIP Exercise Price established by the EIP Committee at the time the EIP Option is granted. The EIP Committee also will determine whether an EIP Option is an ISO or an NQO, provided that an EIP Option will be deemed to be an NQO unless it is specifically designated by the EIP Committee as an ISO and/or to the extent it does not otherwise satisfy the requirements for an ISO.

In addition to EIP Options, the EIP Committee may grant SARs to an EIP Participant. On the exercise of a SAR, the EIP Participant shall receive cash or shares of Common Stock having a value that is equal to the excess of: (a) the Fair Market Value of a share of Common Stock at the time of exercise, over (b) the exercise price established by the EIP Committee at the time of grant.

The EIP Exercise Price of each EIP Option or SAR granted under the LTI Plan is established by the EIP Committee or determined by a method established by the EIP Committee at the time the EIP Option or SAR is granted; provided, however, that the EIP Exercise Price will not be less than 100% of the Fair Market Value of a share of Common Stock on such date (or, if greater, the par value of a share of Common Stock on such date); and further provided that the EIP Exercise Price of an ISO will not be less than 100% of the fair market value of a share of Common Stock on the date of grant and the EIP Exercise Price of an ISO granted to an EIP Participant who owns or is deemed to own (pursuant to Section 424(d) of the Code) more than 10% combined voting power of all classes of stock of the Company (or any parent or subsidiary company of the Company) (a “Ten Percent Stockholder”) will not be less than 110% of the fair market value of a share of Common Stock on the date of grant.

The EIP Exercise Price for any outstanding EIP Option or SAR may not be decreased after the date of grant nor may an outstanding EIP Option or SAR granted under the LTI Plan be surrendered to the Company as consideration for the grant of a replacement EIP Option or SAR with a lower EIP Exercise Price (except for either (a) adjustments related to the adjustment of shares or (b) reductions in exercise price approved by the Company’s stockholders). Unless approved by the Company’s stockholders, no EIP Option or SAR granted under the LTI Plan may be surrendered to the Company in consideration for a cash payment or Full Value Award if, at the time of surrender, the EIP Exercise Price of the EIP Option or SAR is greater than the then current fair market value of a share of Common Stock. No EIP Option or SAR will be exercisable after the tenth anniversary of the grant date, and no ISO granted to a Ten Percent Stockholder will be exercisable after the fifth anniversary of the ISO’s grant date.

The expiration date with respect to an EIP Option or SAR will be established by the EIP Committee at the time of the grant, but will not be later than the earliest to occur of the tenth year anniversary of the date on which the EIP Option or SAR is granted or the following dates (unless otherwise determined by the EIP Committee): (a) if the EIP Participant’s termination occurs by reason of death, disability or retirement, the first anniversary of the termination date, (b) if the EIP Participant’s termination occurs for reasons other than death, disability, retirement or cause, the three month anniversary of the termination date and (c) if the EIP Participant’s termination occurs for reasons of cause, on the day preceding the EIP Participant’s termination date. Unless otherwise agreed between an EIP Participant and the Company or a Related Company, an unvested EIP Option or SAR shall expire on the EIP Participant’s termination date.

EIP Options and SARs may be subject to such other terms and conditions, not inconsistent with the LTI Plan, as determined by the EIP Committee.

Full Value Awards

A “Full Value Award” is a grant of, or right to receive, one or more shares of Common Stock, including restricted stock, restricted stock units, deferred stock units, performance stock and performance stock units. Such grants may be in consideration of an EIP Participant’s previously performed services or surrender of other compensation that may be due, contingent on the achievement of performance or other objectives (including completion of service) during a specified period, subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of the performance of future services or the achievement of performance or other objectives, and/or that may be granted for other purposes.

No dividends or dividend equivalent rights will be paid or settled on performance-based awards that have not yet been earned based on established performance criteria. Such grants may be made under other arrangements or plans that are treated as subplans of the LTI Plan and, in such case, any awards under such subplans will be treated as a grant of an Award under the LTI Plan.

All Full Value Awards will be subject to an award agreement, the terms and conditions of which will be determined by the EIP Committee.

Restrictions on Shares

Unless otherwise specified by the EIP Committee, any Awards under the LTI Plan and any shares of Common Stock issued pursuant to the LTI Plan shall be subject to the Company’s compensation recovery, clawback and recoupment policies as in effect from time to time.

Transferability

EIP Awards under the LTI Plan are not transferable except as permitted by the EIP Committee or by will or by the laws of descent and distribution or, unless otherwise provided by the EIP Committee, pursuant to a qualified domestic relations order (within the meaning of the Code and applicable rules thereunder). To the extent that the EIP Participant who receives an EIP Award under the LTI Plan has the right to exercise such EIP Award, the EIP Award may be exercised during the lifetime of the EIP Participant only by the EIP Participant.

Withholding

We have the right to deduct from any and all payments made under the LTI Plan or to require the EIP Participant, through payroll withholding, cash payment or otherwise (including, with the consent of the EIP Committee, through the surrender of Common Stock the EIP Participant already owns or to which the EIP Participant is otherwise entitled under the LTI Plan), an amount that is required by law to be withheld by the Company or a Related Company with respect to an EIP Award or the shares or cash acquired pursuant thereto.

Amendment or Termination

The Board may, at any time, amend or terminate the LTI Plan, and the Board or the EIP Committee may amend any award agreement thereunder, provided that no amendment or termination may, in the absence of written consent to the change by the affected EIP Participant (or, if the EIP Participant is not then living, the affected beneficiary), adversely affect the rights of any EIP Participant or beneficiary under any EIP Award granted under the LTI Plan prior to the date such amendment is adopted. Notwithstanding the foregoing, (a) no revision of the LTI Plan will be made without stockholder approval, if such shareholder approval would be required for such revision by applicable law, regulation or stock exchange rule, and (b) except in connection with adjustments made on account of corporate transactions (as described above), the prohibitions on repricing of EIP Options and SARs shall be subject to the approval of the Company’s stockholders. Adjustments in connection with corporate events and amendments required to comply with Code Section 409A are not subject to the prohibition on amendments without EIP Participant consent.

Change in Control

In the event of a change in control of the Company, and except as otherwise provided by the EIP Committee, (a) if an EIP Participant is employed on the date of such change in control and the EIP Participant’s employment or service is terminated without cause within 24 months following such change in control, or (b) the LTI Plan is terminated by the Company or its successor in connection with or following such change in control without providing for the continuation of outstanding EIP Awards under the LTI Plan (or replacement thereof with substantially equivalent awards), all EIP Options or SARs that have not otherwise expired will become immediately exercisable and all other EIP Awards will become fully vested.

Tax Effects

The following is a brief summary of the U.S. federal income tax rules relevant to EIP Awards under the LTI Plan, based upon the Code as currently in effect. These rules are highly technical and subject to change in the future, and the discussion does not purport to be a complete description of the tax aspects of the LTI Plan. Moreover, the following summary relates only to U.S. federal income tax treatment, and the state, local and foreign tax consequences may be substantially different.

ISOs. Generally, the grant of an ISO will not result in taxable income to the EIP Participant or a deduction for the Company. The exercise of an ISO will not result in taxable income to the EIP Participant or a deduction for the Company provided that the EIP Participant was, without a break in service, an employee of the Company and its eligible subsidiaries during the period beginning on the date of the grant of the ISO and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the EIP Participant is disabled, as that term is defined in the Code).

If the EIP Participant does not sell or otherwise dispose of the shares of Common Stock within two years from the date of the grant of the ISO or within one year after receiving the transfer of such shares of Common Stock, then, upon disposition of such shares of Common Stock, any amount realized in excess of the EIP Exercise Price will be taxed to the EIP Participant as capital gain, and will not be entitled to any deduction for U.S. federal income tax purposes. The EIP Participant will recognize a capital loss to the extent that the amount realized is less than the EIP Exercise Price.

If the foregoing holding period requirements are not met, the EIP Participant will generally realize ordinary income, and a corresponding deduction will be allowed to the Company, at the time of the disposition of the shares of Common Stock, in an amount equal to the lesser of (a) the excess of the fair market value of the shares of Common Stock on the date of exercise over the EIP Exercise Price, or (b) the excess, if any, of the amount realized upon disposition of the shares of Common Stock over the EIP Exercise Price. If the amount realized exceeds the value of the shares of Common Stock on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the EIP Exercise Price, the EIP Participant will recognize no income, and a capital loss will be recognized equal to the excess of the EIP Exercise Price over the amount realized upon the disposition of the shares of Common Stock.

If the EIP Exercise Price of an ISO is paid with shares of Common Stock acquired through a prior exercise of an ISO, gain will be realized on the shares of Common Stock given up (and will be taxed as ordinary income) if those shares of Common Stock have not been held for the minimum ISO holding period (two years from the date of grant and one year from the date of transfer), but the exchange will not affect the tax treatment, as described in the immediately preceding paragraph, of the shares of Common Stock received.

NQOs. Generally, the grant of an NQO will not result in taxable income to the EIP Participant or a deduction for the Company. Except as described below, the EIP Participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares of Common Stock acquired over the EIP Exercise Price for those shares of Common Stock, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the EIP Participant upon disposition of such shares of Common Stock will be treated as capital gains and losses, with the basis in such shares of Common Stock equal to the fair market value of the shares of Common Stock at the time of exercise.

SARs. An EIP Participant generally will not realize any taxable income upon the grant of a SAR. Upon the exercise of the SAR, the EIP Participant will recognize ordinary income in an amount equal to the amount of cash and/or the fair market value, at the date of such exercise, of the shares of Common Stock received by the EIP Participant as a result of such exercise. the Company’s will generally be entitled to a deduction in the same amount as the ordinary income realized by the EIP Participant.

Full Value Awards. The federal income tax consequences of a Full Value Award will depend on the type of award. The tax treatment of the grant of shares of Common Stock depends on whether the shares are subject to a substantial risk of forfeiture (determined under Code rules) at the time of the grant. If the shares are subject to a substantial risk of forfeiture, the EIP Participant will not recognize taxable income at the time of the grant and when the restrictions on the shares lapse (that is, when the shares are no longer subject to a substantial risk of forfeiture), the EIP Participant will recognize ordinary taxable income in an amount equal to the fair market value of the shares at that time. If the shares are not subject to a substantial risk of forfeiture or if the EIP Participant elects to be taxed at the time of the grant of such shares under Section 83(b) of the Code, the EIP Participant will recognize taxable income at the time of the grant of shares in an amount equal to the fair market value of such shares at that time, determined without regard to any of the restrictions. If the shares are forfeited before the restrictions lapse, the EIP Participant will be entitled to no deduction on account thereof. The EIP Participant’s tax basis in the shares is the amount recognized by him or her as income attributable to such shares. Gain or loss recognized by the EIP Participant on a subsequent disposition of any such shares is capital gain or loss if the shares are otherwise capital assets.

In the case of other Full Value Awards, such as restricted stock units or performance stock units, the EIP Participant generally will not have taxable income upon the grant of the award provided that there are restrictions on such awards that constitute a substantial risk of forfeiture under applicable Internal Revenue Code rules. EIP Participants will generally recognize ordinary income when the restrictions on awards lapse, on the date of grant if there are no such restrictions or, in certain cases, when the award is settled. At that time, the EIP Participant will recognize taxable income equal to the cash or the then fair market value of the shares issuable in payment of such award, and such amount will be the tax basis for any shares received. In the case of an award which does not constitute property at the time of grant (such as an award of units), EIP Participants will generally recognize ordinary income when the award is paid or settled.

The Company generally will be entitled to a tax deduction in the same amount, and at the same time, as the income is recognized by the EIP Participant.

Equity Compensation Plan Information

The following table provides information for all equity compensation plans at December 31, 2023, under which the equity securities of the Company were authorized for issuance:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by stockholders:
LTI Plan(1)	9,257,704	$11.27	4,823,519
2020 ESPP(2)	136,530	$0.87	2,306,519

(1) Share amounts for the LTI Plan reflect shares assumed by the Company pursuant to the MHG Legacy Plans and the Novomer Plan, in each case as have been adjusted to reflect the respective transactions pursuant to which such companies were acquired. The number of securities to be issued upon exercise of outstanding options, warrants and rights includes 1,812,098 shares and 149,502 shares under the MHG Legacy Plans and the Novomer Plan, respectively, assumed under the LTI Plan. The number of securities remaining available for future issuance includes 1,083,313 shares and 140,449 shares under the MHG Legacy Plans and the Novomer Plan, respectively, assumed under the LTI Plan.

(2) “2020 ESPP” refers to the Danimer Scientific, Inc. Employee Stock Purchase Plan.

As of May 17, 2024, there are a total of 9,976,402 shares of Common Stock issuable upon exercise of outstanding options, warrants and rights under the LTI Plan, which includes 2,115,898 shares and 149,502 shares issuable under the MHG Legacy Plans and the Novomer Plan, respectively, assumed under the LTI Plan. As of April 30, 2024, there are a total of 1,781,417 remaining shares of Common Stock available for issuance under the LTI Plan, which includes 779,513 shares and 140,449 shares remaining and available for issuance under the MHG Legacy Plans and the Novomer Plan, respectively, assumed under the LTI Plan. As discussed above under “Overview”, shares assumed under each of the MHG Legacy Plans and the Novomer Plan have additional restrictions on granting of awards and earlier expiration dates than the shares more generally authorized under the LTI Plan, and accordingly, the discussion of the LTI Plan in this Proxy Statement other than under this “Equity Compensation Plan Information” heading excludes shares assumed under the MHG Legacy Plans and the Novomer Plan.

Amended Plan Benefits

Except as set forth below, the grant of awards under the LTI Plan, including grants to our executive officers, is subject to the discretion of the Compensation Committee and the Board, and accordingly, the allocation of the new shares under the LTI Plan is not determinable at this time. Pursuant to the terms of the Croskrey Transition Agreement, Mr. Croskrey is not eligible to receive any long-term incentive award as an employee for 2024, but may receive a new equity award in connection with his continued Board service following the Retirement Date, if applicable. See “Executive Compensation -- Employment Agreements -- Transition and Retirement Agreement with Stephen E. Croskrey.” The amount of such award is subject to determination by the Board, and accordingly, the allocation of new shares to Mr. Croskrey under the LTI Plan is not determinable at this time. Mr. Hajost is entitled to an annual long-term incentive award having a target grant date value of $400,000 under the Hajost Employment Agreement, of which 50% shall be in the form of performance stock awards to vest upon satisfaction of the performance targets to be established by the Board for each such year and 50% shall be in the form of stock options. See “Executive Compensation–Employment Agreements–Employment Agreement with Michael A. Hajost”. The table below reflects the LTI Plan shares allocable to Mr. Hajost in respect of this entitlement for 2024. Except as set forth below, the allocation of the new shares under the LTI Plan is not determinable at this time.

Name and Title	Dollar Value (USD)	Number of Units
Michael A. Hajost	$400,000	Annual Grant of Options and PSUs having an aggregate grant date value of $400,000

Additionally, each Eligible Director is expected to receive an annual restricted stock unit award in 2024 under the Non-Employee Director Compensation Program with additional awards to be made to committee chairpersons and the Lead Independent Director under such program. Awards to Eligible Directors for 2024 under the Non-Employee Director Compensation Program is not determinable at this time. See “Governance of the Company–Director Summary Compensation Table” for a discussion of awards made in 2023 to Eligible Directors under the Non-Employee Director Compensation Program.

Vote Required

The affirmative vote of a majority of the shares of Common Stock present in-person or represented by proxy at the Meeting is required to approve the LTI Plan Amendment. As a result, abstentions will have the same effect as a vote “against” the proposal; however, “broker non-votes” will have no effect on the outcome of this proposal. Your vote is therefore extremely important.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR the approval OF AN amendMENT TO THE DANIMER SCIENTIFIC, INC. 2020 LONG-TERM INCENTIVE PLAN to increase the authorized number of shares of Common Stock AVAILABLE FOR ISSUANCE THEREUNDER, as described above.

OTHER MATTERS

As of the date of this Proxy Statement, the Board does not intend to present any other matter for action at the Meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matter properly comes before the Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the Proxy Card.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers and any persons who own more than 10% of our capital stock to file with the SEC (and, if such security is listed on a national securities exchange, with such exchange) various reports as to ownership of such capital stock.

Such persons are required by the SEC’s regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of copies of the reports filed with the SEC and representations submitted by the directors and executive officers of the Company, we believe that all Section 16(a) filings requirements were timely met for fiscal year 2023. However, each of Philip Gregory Calhoun, Stephen Croskrey, Dr. Isao Noda, Stuart Pratt, Scott Tuten, and Phillip Van Trump each filed a late Form 4 in 2023 that reported their respective portions of certain shares of our Common Stock that had been held back from merger consideration payable to the Meredian Holdings Group shareholders under the Business Combination until the final merger consideration had been determined. On April 18, 2022, following the final determination of the final merger consideration in the Business Combination, the shares were released but the requisite Form 4 reports for each of the aforementioned individuals listing their respective pro rata shares were not timely filed due to an administrative oversight.

FORM 10-K

We will provide, without charge, to each stockholder as of the Record Date, upon our receipt of a written request of the stockholder, a copy of our Annual Report on Form 10-K for the year ended December 31, 2023, including the financial statements and schedules, as filed with the SEC. Stockholders should direct the written request to Danimer Scientific, Inc., 140 Industrial Boulevard, Bainbridge, GA 39817, Attention: Corporate Secretary.

HOW TO PARTICIPATE IN THE VIRTUAL-ONLY MEETING

Q. How may I participate in the Meeting?

A. To participate in the Meeting, go to https://www.cstproxy.com/danimerscientific/2024.

If you are a stockholder of record as of May 13, 2024, the record date for the Meeting, you should enter your name, email address and control number and press enter. You will be then allowed into the virtual meeting portal.

If your shares are held in “street name” through a broker, bank or other nominee, in order to participate in the virtual-only Meeting you must first obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares of Common Stock you held as of the record date, your name and email address. You then must submit a request for registration to Continental Stock Transfer and Trust Company: (1) by email to proxy@continentalstock.com; (2) by facsimile to (212) 509-5152 or (3) by mail to Continental Stock Transfer and Trust Company, 1 State Street Floor 30, New York City, NY 10275-0741. Requests for registration must be labeled as “Legal Proxy” and be received by Continental Stock Transfer and Trust Company no later than 5:00 p.m. Eastern time on June 27, 2024.

Q. May I revoke a previously submitted proxy or otherwise change my vote at the Meeting?

A. Yes. You may change or revoke your vote by writing to us, by submitting another properly signed Proxy Card with a more recent date, or by voting again by Internet voting options described below. If your shares are held in “street name” through a bank, broker or other nominee, any changes need to be made through them. Your last vote will be the vote that is counted. Unless revoked, a proxy will be voted at the virtual-only Meeting in accordance with the stockholder’s indicated instructions. In the absence of instructions, proxies will be voted FOR the election of each nominee for director named in this Proxy Statement (Proposal 1); FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 2); FOR the Amendment and Restatement of the Company’s Fourth Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the Company’s Class A common stock, par value $0.0001 per share (Proposal 3); and FOR the amendment to the Danimer Scientific, Inc. 2020 Long-Term Incentive Plan to

increase the number of shares of the Company’s Class A common stock, par value $0.0001 per share available for issuance under the plan (Proposal 4).

Q. How do I vote at the Meeting?

A. If you are a stockholder of record as of May 13, 2024, the record date for the Annual Meeting, you may vote during the Meeting by (a) visiting https://www.cstproxy.com/danimerscientific/2024 and following the on screen instructions (have your Proxy Card available when you access the webpage), or (b) submitting your Proxy Card by mail by using the previously provided self-addressed, stamped envelope.

If your shares are held in “street name” through a bank, broker, or other nominee, in order to vote during the Meeting you must first obtain a “legal proxy” from your bank, broker, or other nominee and register with Continental Stock Transfer and Trust Company as described above in order for you to participate in the Meeting. You then may vote by following the instructions provided to you by Continental Stock Transfer and Trust Company.

Whether or not you expect to participate in the Meeting, the Board urges stockholders to submit a proxy to vote your shares in advance of the meeting by (a) visiting https://www.cstproxy.com/danimerscientific/2024 and following the on screen instructions (have your proxy card available when you access the webpage), or (b) submitting your Proxy Card by mail by using the previously provided self-addressed, stamped envelope. Submitting a proxy will not prevent you from revoking a previously submitted proxy or changing your vote as described above, but it will help to secure a quorum and avoid added solicitation costs.

Stockholders may submit a question online in advance of the meeting. Questions submitted by stockholders must be directly related to the ballot items in this proxy statement. Stockholders who wish to submit a question in advance may do so by emailing us at: ir@danimer.com. Stockholders can also access copies of the proxy statement and annual report in the Investor Relations section of our website.

A final report of the inspector of election and answers to relevant questions asked by investors in connection with the Annual Meeting will be posted in the Investor Relations section of our website.

In addition, we will offer technical support for all stockholders attending the meeting.

Q. Who can help answer any other questions I might have?

A. If you have any questions concerning the Meeting (including accessing the Meeting by virtual means) or would like additional copies of the Proxy Statement or need help voting your shares of Common Stock, please contact our transfer agent:

Continental Stock Transfer and Trust Company

1 State Street, 30th Floor

New York, NY 10004

Phone Number: (917) 262-2373

REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS

Under the rules of the SEC, if a stockholder wants us to include a proposal in our Proxy Statement and Proxy Card for presentation at our 2025 Annual Meeting, the proposal must be received by us at our principal executive offices by January 20, 2025 (or, if the 2025 Annual Meeting is called for a date not within 30 calendar days before or after July 9, 2025, within a reasonable time before we begin to print and mail our proxy materials for the meeting). The proposal should be sent to the attention of: Corporate Secretary, Danimer Scientific, Inc., 140 Industrial Boulevard, Bainbridge, GA 39817 and must include the information and representations that are set out in Exchange Act Rule 14a-8.

Under our Bylaws, and as permitted by the rules of the SEC, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at a meeting of our stockholders outside of the requirements set forth in Exchange Act Rule 14a-8. These procedures provide that nominations for director nominees and/or an item of business to be introduced at a meeting of our stockholders must be submitted in writing to the Corporate Secretary of the Company at our principal executive offices. Any written submission by a stockholder including a director nomination and/or item of business to be presented at a meeting of our stockholders must comply with the procedures and such other requirements as may be imposed by our Bylaws, Delaware law, the rules and regulations of the SEC and must include the information necessary for the Board to determine whether the candidate qualifies as independent.

We must receive notice of the intention to introduce a director nomination or to present an item of business at our 2025 Annual Meeting of Stockholders (a) not less than ninety (90) days nor more than one hundred twenty (120) days prior to July 9, 2025, if our 2025 Annual Meeting of Stockholders is held within thirty (30) days before or after July 9, 2025; or (b) not later than the close of business on the tenth (10th) day following the day on which the notice of meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first, in the event our 2024 Annual Meeting of Stockholders is not held within thirty (30) days before or after July 9, 2025. In the event we call a special meeting of our stockholders, we must receive your intention to introduce a director nomination or to present an item of business at the special meeting of stockholders not later than the close of business on the tenth (10th) day following the day on which the notice of such special meeting of stockholders was mailed or public disclosure of the date of the meeting was made, whichever occurs first.

If we do not receive notice within the prescribed dates, or if we meet other requirements of the SEC rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

In addition, nominations or proposals not made in accordance herewith may be disregarded by the chairman of the meeting in his discretion, and upon his instructions all votes cast for each such nominee or for such proposals may be disregarded.

FOR THE BOARD OF DIRECTORS

Stephen A. Martin

Corporate Secretary

ANNEX A

FIFTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF DANIMER SCIENTIFIC, INC.

[July __, 2024]

Danimer Scientific, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The current name of the Corporation is “Danimer Scientific, Inc.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 24, 2019 (the “Original Certificate”).

2. The Amended and Restated Certificate of Incorporation (the “First Amended and Restated Certificate”), which restated and amended in its entirety the Original Certificate, was duly adopted by the Board of Directors of the Corporation (the “Board”) and the stockholders of the Corporation in accordance with Sections 228, 242 and 245 of the General Corporation Law (the “DGCL”) of the State of Delaware and was filed with the Secretary of State of the State of Delaware on June 5, 2019.

3. The Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate”), which restated and amended in its entirety the First Amended and Restated Certificate, was duly adopted by the Board and the stockholders of the Corporation in accordance with Sections 228, 242 and 245 of the DGCL and was filed with the Secretary of State of the State of Delaware on January 15, 2020.

4. The Third Amended and Restated Certificate of Incorporation (the “Third Amended and Restated Certificate”), which restated and amended in its entirety the Second Amended and Restated Certificate, was duly adopted by the Board and the stockholders of the Corporation in accordance with Sections 228, 242 and 245 of the DGCL and was filed with the Secretary of State of the State of Delaware on May 5, 2020.

5. The Fourth Amended and Restated Certificate of Incorporation (this “Fourth Amended and Restated Certificate”), which restated and amended in its entirety the Third Amended and Restated Certificate, was duly adopted by the Board and the stockholders of the Corporation in accordance with Sections 228-242 and 245 of the DGCL and was filed with the Secretary of State of the State of Delaware on December 29, 2020.

6. This Fifth Amended and Restated Certificate of Incorporation (this “Fifth Amended and Restated Certificate”) both restates and amends the provisions of the Fourth Amended and Restated Certificate, was duly adopted in accordance with Sections 228, 242 and 245 of the DGCL.

7. This Fifth Amended and Restated Certificate shall become effective on the date of filing with Secretary of State of Delaware.

8. The text of the Fourth Amended and Restated Certificate is hereby restated and amended in its entirety to read as follows:

ARTICLE I

NAME

The name of the corporation is Danimer Scientific, Inc. (the “Corporation”).

ARTICLE II

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).

ARTICLE III

REGISTERED AGENT

The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, State of Delaware, 19808, and the name of the Corporation’s registered agent at such address is Corporation Service Company.

ARTICLE IV

CAPITALIZATION

Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 610,000,000 shares, consisting of (a) 600,000,000 shares of Class A common stock (the “Common Stock”), and (b) 10,000,000 shares of preferred stock (the “Preferred Stock”).

Section 4.2 Preferred Stock. The board of directors of the Corporation (the “Board”) is hereby expressly authorized to provide, out of the unissued shares of the Preferred Stock, one or more series of Preferred Stock, and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

Section 4.3 Common Stock.

(a) Voting. Except as otherwise required by law or this Fifth Amended and Restated Certificate (including any Preferred Stock Designation), the holders of the Common Stock shall exclusively possess all voting power with respect to the Corporation. Except as otherwise required by law or this Fifth Amended and Restated Certificate (including any Preferred Stock Designation), the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of the Common Stock are entitled to vote. Except as otherwise required by law or this Fifth Amended and Restated Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, holders of the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders.

(b) Dividends. Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

(c) Liquidation, Dissolution or Winding Up of the Corporation. Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.

ARTICLE V

DIRECTORS

Section 5.1 Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. The total number of directors shall be determined from time to time exclusively by resolution adopted by the Board of Directors. Subject to any rights granted to holders of one or more series of Preferred Stock, any newly-created directorship on the Board of Directors that results from an increase in the number of directors and any vacancy occurring in the Board of Directors (whether by death, resignation, retirement, disqualification, removal or other cause) may be filled by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director or by the stockholders. In addition to the powers and authority expressly conferred upon the Board by statute, this Fifth Amended and Restated Certificate or the Bylaws (the “Bylaws”) of the Corporation, the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Fifth Amended and Restated Certificate and any Bylaws adopted by the stockholders; provided, however, that No Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

Section 5.2 Election. Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.

ARTICLE VI

BYLAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power to adopt, amend, alter, change, add or repeal the Bylaws, without any action on the part of the stockholders, by the vote of at least a majority of the directors of the Corporation then in office. The Bylaws also may be adopted, amended, altered or repealed by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the shares of the capital stock of the Corporation entitled to vote in the election of directors, voting as one class.

ARTICLE VII

LIMITED LIABILITY; INDEMNIFICATION

Section 7.1 Limitation of Director Liability. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of this Section 7.1 by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.

Section 7.2 Indemnification. The Corporation, to the full extent permitted by Section 145 of the DGCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby.

ARTICLE VIII

INSOLVENCY; SALE, LEASE OR EXCHANGE OF ASSETS

Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

ARTICLE IX

CONSENT OF STOCKHOLDERS IN LIEU OF MEETING, ANNUAL AND SPECIAL MEETINGS OF STOCKHOLDERS

Section 9.1 Consent of Stockholders. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders.

Section 9.2 Special Meetings. Special meetings of the stockholders of the Corporation may be called only by the Chairman or the Chief Executive Officer of the corporation or by a resolution adopted by the affirmative vote of a majority of the Board of Directors, and any power of stockholders to call a special meeting of stockholders is specifically denied.

Section 9.3 Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the corporation shall be given in the manner and to the extent provided in the by-laws of the corporation.

ARTICLE X

MISCELLANEOUS

Section 10.1 Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Corporation; (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders; (iii) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the DGCL or the Corporation’s Fifth Amended and Restated Certificate of Incorporation or Bylaws (as either may be amended, restated, modified, supplemented or waived from time to time); (iv) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation governed by the internal affairs doctrine; or (v) any action asserting an “internal corporate claim” as that term is defined in Section 115 of the DGCL, shall be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware). For the avoidance of doubt, this Section 10.1 shall not apply to any action or proceeding asserting a claim under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended.

Section 10.2 Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.

Section 10.3 If any action the subject matter of which is within the scope of Section 10.1 above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 10.1 above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Section 10.4 If any provision or provisions in this Fifth Amended and Restated Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision or provisions in any other circumstance and of the remaining provisions in this Fifth Amended and Restated Certificate of Incorporation and the application of such provision or provisions to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

Section 10.5 Any person purchasing or otherwise acquiring any security of the Corporation shall be deemed to have notice of and consented to this Article X.

ARTICLE XI

AMENDMENT OF FIFTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The Corporation reserves the right to amend, alter, change, add or repeal any provision contained in this Fifth Amended and Restated Certificate (including any Preferred Stock Designation), in the manner now or hereafter prescribed by this Fifth Amended and Restated Certificate and the DGCL; and except as set forth in ARTICLE VIII, all rights, preferences and privileges herein conferred upon stockholders, directors or any other persons by and pursuant to this Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article.

IN WITNESS WHEREOF, Danimer Scientific, Inc. has caused this Fifth Amended and Restated Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

DANIMER SCIENTIFIC, INC.

By:
Name:
Title:

ANNEX B

DANIMER SCIENTIFIC, INC.
2020 LONG-TERM INCENTIVE PLAN

(As proposed to be amended by Amendment No. 1 to the 2020 Long-Term Incentive Plan)

1. Purpose and Effective Date. Danimer Scientific, Inc., a Delaware corporation (“Danimer”), established the Danimer Scientific, Inc. 2020 Long-Term Incentive Plan (the “Plan”) effective as of the Closing (the “Effective Date”) as required by the Merger Agreement. Notwithstanding any other provision of the Plan to the contrary, no Awards shall be made under the Plan until the Approval Date. The purpose of the Plan is to assist Danimer in attracting and rewarding employees, officers, directors, consultants and other persons who provide services to Danimer or its Related Companies by enabling such persons to acquire or increase a proprietary interest in Danimer in order to strengthen the mutuality of interests between such persons and Danimer’s stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

2. Defined Terms.

(a) “Approval Date” means the date on which the Plan is approved by Danimer’s stockholders.

(b) “Assumed Company Option” has the meaning set forth in the Merger Agreement.

(c) “Award” means any Option, SAR, or Full Value Award granted to a Participant under the Plan.

(d) “Award Agreement” has the meaning set forth in Section 9(g) hereof.

(e) “Beneficiary” means the person or persons the Participant designates to receive the balance of his or her benefits under the Plan in the event the Participant’s Termination Date occurs on account of death. Any designation of a Beneficiary shall be in writing, signed by the Participant and filed with the Committee prior to the Participant’s death. A Beneficiary designation shall be effective when filed with the Committee in accordance with the preceding sentence. If more than one Beneficiary has been designated, the balance of the Participant’s benefits under the Plan shall be distributed to each such Beneficiary per capita. In the absence of a Beneficiary designation or if no Beneficiary survives the Participant, the Beneficiary shall be the Participant’s estate.

(f) “Board” means the Board of Directors of Danimer.

(g) “Cause” shall mean, with respect to a Participant, except as otherwise provided in a separate agreement, including, but not limited to, an Award Agreement, between the Participant and Danimer or a Related Company, (i) the willful and continued failure by the Participant to substantially perform his duties with Danimer or any Related Company, as applicable, after written notification by Danimer or the Related Company, (ii) the willful engaging by the Participant in any conduct which is demonstrably injurious to Danimer or any Related Company, monetarily or otherwise, or (iii) the engaging by the Participant in egregious misconduct involving serious moral turpitude, determined in the reasonable judgment of the Committee. For purposes hereof, no act, or failure to act, on the Participant’s part shall be deemed “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that such action was in the best interest of Danimer or a Related Company.

(h) “Change in Control” means the first to occur of any of the following:

(i) the consummation of a transaction, approved by the stockholders of Danimer, to merge Danimer with or into or consolidate Danimer with another entity or sell or otherwise dispose of all or substantially all of its assets or the stockholders of Danimer adopt a plan of liquidation; provided, however, that a Change in Control shall not be deemed to have occurred by reason of a transaction, or a substantially concurrent or otherwise related series of transactions, upon the completion of which 50% or more of the beneficial ownership of the voting power of Danimer, the surviving corporation or corporation directly or indirectly controlling Danimer or the surviving corporation, as the case may be, is held by the same persons (although not necessarily in the same proportion) as held the beneficial ownership of the voting power of Danimer immediately prior to the transaction or the substantially concurrent or otherwise related series of transactions, except that upon the completion thereof, employees or employee benefit plans of Danimer may be a new holder of such beneficial ownership; or

(ii) the “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) of securities representing 50% or more of the combined voting power of Danimer is acquired, other than from

Danimer, by any “person” as defined in Sections 13(d) and 14(d) of the Exchange Act (other than any trustee or other fiduciary holding securities under an employee benefit or other similar equity plan of Danimer or a Related Company); or

(iii) at any time during any period of two consecutive years individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by Danimer’s stockholders, of each new director was approved by a vote of at least a majority of the directors still in office at the time of such election or nomination who were directors at the beginning of such period).

Notwithstanding anything to the contrary herein, the term “Change in Control” shall not include a sale of assets, a merger or other transaction effected for the purpose of changing the domicile of Danimer.

(i) “Closing” has the meaning set forth in the Merger Agreement.

(j) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(k) “Committee” has the meaning set forth in Section 8(a) hereof.

(l) “Common Stock” means Class A Common Stock, par value $0.0001 per share, of Danimer, including the shares of Class A Common Stock into which the shares of Class B Common Stock will convert into upon the closing of the transactions contemplated by the Merger Agreement, or any other class of securities into which substantially all such Class A Common Stock is converted or for which substantially all such Class A Common Stock is exchanged.

(m) “Disability” means, except as otherwise provided by the Committee, for purposes of an Incentive Stock Option, a permanent and total disability, within the meaning of Section 22(e)(3) of the Code, and for all other purposes, the Participant’s inability, by reason of a medically determinable physical or mental impairment, to engage in the material and substantial duties of his position with Danimer or a Related Company, which condition is expected to last for a continuous period of not less than twelve months.

(n) “Eligible Person” means any employee, officer, director, consultant, independent contractor, advisor and any other person who provides services to Danimer or any Related Company. An employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of Danimer or a Related Company for purposes of eligibility for participation in the Plan.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Exercise Price” has the meaning set forth in Section 4(c) hereof.

(q) “Expiration Date” has the meaning set forth in Section 4(g) hereof.

(r) “Fair Market Value” of a share of Common Stock means, as of any date, the value determined in accordance with the following rules:

(i) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the closing sale price per share of Common Stock on such date on the principal stock exchange on which the Common Stock is then listed or admitted to trading or, if no such sale is reported on that date, on the last preceding date on which a sale was so reported.

(ii) If the Common Stock is not listed or admitted to trading on a stock exchange, the Fair Market Value shall be the average of the closing bid and asked price of a share of Common Stock on such date in the over-the-counter market, as such price is reported in a publication of general circulation selected by the Committee and regularly reporting the market price of Common Stock in such market.

(iii) If the Common Stock is not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, the Fair Market Value shall be as determined by the Committee in good faith.

(iv) For purposes of determining the Fair Market Value of Common Stock that is sold pursuant to a cashless exercise program, Fair Market Value shall be the price at which such Common Stock is sold.

(s) “Full Value Award” has the meaning set forth in Section 5.

(t) “Incentive Stock Option” means an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in Section 422 of the Code.

(u) “Danimer” has the meaning set forth in Section 1.

(v) “Merger Agreement” means that certain Agreement and Plan of Merger by and among Danimer, Green Merger Corp., Meredian Holdings Group, Inc., Danimer Sponsor Partners, LLC, as the Company Representative, and John A. Dowdy, Jr., as the Shareholder Representative, dated as of October 3, 2020 (as may be amended, modified or supplemented from time to time).

(w) “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

(x) “Option” has the meaning set forth in Section 4(a)(i) hereof.

(y) “Participant” shall have the meaning set forth in Section 3 hereof.

(z) “Plan” means the Danimer Scientific, Inc. 2020 Long-Term Incentive Plan as set forth herein.

(aa) “Recycled Shares” has the meaning set forth in Section 6(a)(iii) hereof.

(bb) “Related Company” means any Subsidiary, and any business, corporation, partnership, limited liability company, joint venture or other entity designated by the Committee, during any period in which a controlling interest in such entity is owned, directly or indirectly, by Danimer (or by any entity that is a successor to Danimer).

(cc) “SAR” has the meaning set forth in Section 4(a)(ii) hereof.

(dd) “Securities Act” means the Securities Act of 1933, as amended.

(ee) “Subsidiary” means any corporation or other entity that is a subsidiary corporation of Danimer within the meaning of Section 424(f) of the Code.

(ff) “Substitute Award” means (i) the Assumed Company Options and (ii) an Award granted in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company (A) acquired by Danimer or any Related Company, (B) which becomes a Related Company after the date hereof, or (C) with which Danimer or any Related Company combines.

(gg) “Ten Percent Stockholder” has the meaning set forth in Section 4(c) hereof.

(hh) “Termination Date” means the date on which a Participant both ceases to be an employee, officer, director, consultant, independent contractor or advisor of Danimer or any Related Company and ceases to perform services for Danimer or any Related Company (whether as an officer, a director or otherwise), regardless of the reason for the cessation; provided that a “Termination Date” shall not be considered to have occurred during the period in which the reason for the cessation of services is a leave of absence approved by Danimer or the Related Company which was the recipient of the Participant’s services. In the case of any Award that is subject to Section 409A of the Code, a Participant’s Termination Date shall be the date on which the Participant has a “separation from service” within the meaning of Section 409A of the Code.

3. Participation. For purposes of the Plan, a “Participant” is any person to whom an Award is granted under the Plan. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Persons those persons who will be granted one or more Awards under the Plan and, subject to the terms and conditions of the Plan, a Participant may be granted any Award permitted under the provisions of the Plan and more than one Award may be granted to a Participant. Except as otherwise agreed by Danimer and the Participant, or except as otherwise provided in the Plan, an Award under the Plan shall not affect any previous Award under the Plan or an award under any other plan maintained by Danimer or the Related Companies. A grant of any Award to an Eligible Person shall neither guarantee nor preclude a further grant of that or any other type to such Eligible Person in that year or subsequent years.

4. Stock Options and Stock Appreciation Rights.

(a) Definitions.

(i) The grant of an “Option” under the Plan entitles the Participant to purchase shares of Common Stock during specified time periods at an Exercise Price established by the Committee at the time the Option is granted. Options granted under this Section 4 may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Committee; provided, however, that Incentive Stock Options may only be granted to employees of Danimer or a Subsidiary (including officers and directors who are also employees, provided that such Incentive Stock Options are received in exchange for service as an employee) and shall satisfy all other applicable requirements of Section 422 of the Code. An Option will be deemed to be a Non-Qualified Stock Option unless it is specifically designated by the Committee as an Incentive Stock Option or to the extent that it does not satisfy the requirements of Section 422 of the Code.

(ii) A grant of a “Stock Appreciation Right” or “SAR” entitles the Participant to receive cash or shares of Common Stock (as determined in accordance with the terms of the Plan) having a value equal to the excess of: (A) the Fair Market Value of a share of Common Stock at the time of exercise; over (B) an Exercise Price established by the Committee at the time of grant, for a specified number of shares.

(b) Eligibility. The Committee shall designate the Participants to whom Options and SARs are to be granted under this Section 4 and shall determine the number of shares of Common Stock subject to each such Option and SAR, the time period during which such Option or SAR is exercisable and the other terms and conditions thereof, not inconsistent with the Plan. Without limiting the generality of the foregoing, the Committee may not grant dividend equivalents (current or deferred) with respect to any Option or SAR granted under the Plan.

(c) Exercise Price. The “Exercise Price” of an Option or SAR shall be established by the Committee at the time the Option or SAR is granted; provided, however, that in no event shall such price be less than 100% of the Fair Market Value of a share of Common Stock on such date (or, if greater, the par value of a share of Common Stock on such date); provided, however, (i) the Exercise Price of an Incentive Stock Option will be not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant; and (ii) the Exercise Price of any Incentive Stock Option granted to a Participant who owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of Danimer (or any parent corporation or subsidiary corporation of Danimer, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) (“Ten Percent Stockholder”) will not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant.

(d) Exercise/Vesting. Except as otherwise expressly provided in the Plan, an Option or SAR granted under the Plan shall be exercisable in accordance with the following:

(i) The terms and conditions relating to exercise and vesting of an Option or SAR shall be established by the Committee to the extent not inconsistent with the Plan, and may include, without limitation, conditions relating to completion of a specified period of service, achievement of performance standards prior to exercise or the achievement of Common Stock ownership guidelines by the Participant; provided, however, that no Option or SAR will be exercisable after the expiration of ten (10) years from the date the Option or SAR is granted; and provided further that no Incentive Stock Option granted to a Ten Percent Stockholder will be exercisable after the expiration of five (5) years from the date the Incentive Stock Option is granted.

(ii) No Option or SAR may be exercised by a Participant prior to the date on which it is exercisable (or vested) or after the Expiration Date applicable thereto.

(iii) Options or SARs may be exercised by delivery to Danimer of a written stock option exercise notice in a form approved from time to time by the Committee (which need not be the same for each Participant), stating the number of shares of Common Stock with respect to which the Option or SAR is being exercised, the restrictions imposed on any shares of Common Stock delivered in connection with the exercise, and such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by Danimer to comply with applicable securities laws. Payment of the Exercise Price for the shares of Common Stock purchased upon exercise of an Option may be made in accordance with Section 4(e) hereof.

(e) Payment of Exercise Price. The payment of the Exercise Price of an Option granted under the Plan shall be subject to the following:

(i) Subject to the following provisions of this Section 4(e), the full Exercise Price of each share of Common Stock purchased upon the exercise of any Option and any related tax withholdings shall be paid at the time of such exercise (except that, in the case of an exercise arrangement described in

Section 4(e)(ii)(D) hereof, payment may be made as soon as practicable after the exercise) and, as soon as practicable thereafter, a certificate representing the shares of Common Stock so purchased shall be delivered to the person entitled thereto or shares of Common Stock so purchased or such shares of Common Stock shall otherwise be registered in the name of the Participant on the records of Danimer’s transfer agent and credited to the Participant’s account.

(ii) Subject to applicable law, the Exercise Price shall be payable (A) in cash or its equivalent, (B) by tendering, by actual delivery or by attestation, shares of Common Stock valued at Fair Market Value as of the day of exercise (including by net exercise so that Danimer withholds a number of shares of Common Stock that is being exercised) and remit to Danimer a sufficient portion of the sale proceeds to pay the entire Exercise Price and any U.S. federal, state, and local and/or foreign tax (including any social insurance tax or contribution obligations) withholding resulting from such exercise, (C) by a combination of (A) and (B), and (D) if and to the extent provided by the Committee by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares of Common Stock acquired upon exercise of the Option) and remit to Danimer a sufficient portion of the sale proceeds to pay the entire Exercise Price and any U.S. federal, state, and local and/or foreign tax (including any social insurance tax or contribution obligations) withholding resulting from such exercise. Shares of Common Stock may not be used to pay any portion of the Exercise Price unless the holder thereof has good title, free and clear of all liens and encumbrances.

(f) No Repricing. Except for either adjustments pursuant to Section 6(b) hereof (relating to the adjustment of shares) or reductions of the Exercise Price approved by Danimer’s stockholders, the Exercise Price for any outstanding Option or SAR may not be decreased after the date of grant nor may an outstanding Option or SAR granted under the Plan be surrendered to Danimer as consideration for the grant of a replacement Option or SAR with a lower exercise price or a Full Value Award. Except as approved by Danimer’s stockholders, in no event shall any Option or SAR granted under the Plan be surrendered to Danimer in consideration for a cash payment if, at the time of such surrender, the Exercise Price of the Option or SAR is greater than the then current Fair Market Value of a share of Common Stock. In addition, no repricing of an Option or SAR shall be permitted without the approval of Danimer’s stockholders if such approval is required under the rules of any stock exchange on which Common Stock is listed.

(g) Expiration Date. The “Expiration Date” with respect to an Option or SAR means the date established as the Expiration Date by the Committee at the time of the grant (as the same may be modified in accordance with the terms of the Plan); provided, however, that the Expiration Date with respect to any Option or SAR shall not be later than the earliest to occur of the ten-year anniversary of the date on which the Option or SAR is granted or the following dates, unless the following dates are determined otherwise by the Committee:

(i) if the Participant’s Termination Date occurs by reason of death, Disability or retirement (as defined the Committee), the one-year anniversary of such Termination Date;

(ii) if the Participant’s Termination Date occurs for reasons other than retirement (as defined by the Committee), death, Disability or Cause, the three-month anniversary of such Termination Date; or

(iii) if the Participant’s Termination Date occurs for reasons of Cause, the day preceding the Termination Date.

Except as otherwise provided in an agreement, including, but not limited to, an Award Agreement, between the Participant and Danimer or a Related Company, the Expiration Date of unvested Options or SARs shall be the Participant’s Termination Date. In no event shall the Expiration Date of an Option or SAR be later than the ten-year anniversary of the date on which the Option or SAR is granted (or such shorter period required by law or the rules of any stock exchange on which the Common Stock is listed).

(h) Tandem Grants of Options and SARs. An Option may but need not be in tandem with an SAR, and an SAR may but need not be in tandem with an Option (in either case, regardless of whether the original award was granted under this Plan or another plan or arrangement). If an Option is in tandem with an SAR, the exercise price of both the Option and SAR shall be the same, and the exercise of the corresponding tandem SAR or Option shall cancel the corresponding tandem SAR or Option with respect to such share. If an SAR is in tandem with an Option but is granted after the grant of the Option, or if an Option is in tandem with an SAR but is granted after the grant of the SAR, the later granted tandem Award shall have the same exercise price as the earlier granted Award, but in no event less than the Fair Market Value of a share of Common Stock at the time of such grant.

5. Full Value Awards. A “Full Value Award” is a grant of one or more shares of Common Stock or a right to receive one or more shares of Common Stock in the future (including restricted stock, restricted stock units, deferred stock units, performance stock and performance stock units). Such grants may be in consideration of a Participant’s previously performed services or surrender of other compensation that may be due, contingent upon the achievement of performance or other objectives (including completion of service) during a specified period, subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant or achievement of performance or other objectives, and/or may be granted for other purposes and shall be subject to such conditions, restrictions and contingencies, as determined by the Committee, including provisions relating to dividend or dividend equivalent rights and deferred payment or settlement. Notwithstanding the foregoing, no dividends or dividend equivalent rights will be paid or settled on performance-based Awards that have not been earned based on the performance criteria established. Such grants may be made under other arrangements or plans that are treated as subplans of the Plan and, in such case, awards under such subplans shall be treated as the grant of an Award under the Plan. Any Full Value Award shall be evidenced by an Award Agreement containing such terms and conditions as determined by the Committee and not inconsistent with the Plan.

6. Shares Reserved and Limitations.

(a) Shares Subject to the Plan. The shares of Common Stock for which Awards may be granted under the Plan shall be subject to the following:

(i) The shares of Common Stock with respect to which Awards may be made under the Plan shall consist, in whole or in part, of authorized but unissued shares or, to the extent permitted by applicable law, subsequently acquired by Danimer as treasury shares, including shares of Common Stock purchased in the open market or in private transactions.

(ii) Subject to the provisions of Section 6(b) hereof, the number of shares of Common Stock that may be issued with respect to Awards under the Plan shall be ~~equal to ten percent (10%) of the issued and outstanding shares~~ 15,572,457 shares of Common Stock, which, for the avoidance of doubt, is exclusive of any current or future Substitute Awards~~, determined on a fully-diluted basis, immediately following the Effective Time (as defined in the Merger Agreement)~~.

(iii) In the event of the exercise of SARs, whether or not granted in tandem with Options, only the number of shares of Common Stock actually issued in payment of such SARs shall be charged against the number of shares of Common Stock available for the grant of Awards hereunder, and any Common Stock subject to tandem Options, or portions thereof, which have been surrendered in connection with any such exercise of SARs shall not be charged against the number of shares of Common Stock available for the grant of Awards hereunder. Except as otherwise provided herein, any shares of Common Stock subject to an Award under the Plan which for any reason is forfeited, expires or is otherwise terminated without issuance of shares of Common Stock (including shares that are attributable to Awards that are settled in cash) and shares subject to such Awards that are tendered or withheld in payment of the taxes with respect to the grant, vesting or payment of a Full Value Award (collectively, “Recycled Shares”) shall thereafter be available for further grants under the Plan. Shares of Common Stock that are withheld to pay the exercise price of an Option or the taxes payable upon exercise of an Option or SAR shall not be Recycled Shares for purpose of the Plan.

(iv) Substitute Awards shall not reduce the number of shares of Common Stock that may be issued under the Plan, and shares subject to a Substitute Award that is forfeited, expires or is otherwise terminated without issuance of shares of Common Stock, including shares that are attributable to Substitute Awards that are settled in cash, shall not be added to the shares available for issuance under the Plan as set forth in Section 6(a)(ii) hereof,

(v) Except as expressly provided by the terms of this Plan, the issue by Danimer of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of stock or obligations of Danimer convertible into such stock or other securities, shall not affect, and no adjustment by reason thereof, shall be made with respect to Awards then outstanding hereunder.

(vi) To the extent provided by the Committee, any Award may be settled in cash rather than in Common Stock.

(vii) Subject to the terms and conditions of the Plan, the maximum number of shares of Common Stock that may be delivered to Participants and their Beneficiaries with respect to Incentive Stock Options under the Plan shall be equal to the number of shares reserved for issuance under the Plan as set forth in Section 6(a)(ii) hereof; provided, however, that to the extent that shares not delivered must be counted against this limit as a condition of satisfying the rules applicable to Incentive Stock Options, such rules shall apply to the limit on Incentive Stock Options granted under the Plan.

(b) Adjustments to Shares of Common Stock. In the event of a stock dividend, stock split, reverse stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, exchange of shares, sale of assets or subsidiaries, combination, or other corporate transaction that affects the Common Stock such that the Committee determines, in its sole discretion, that an adjustment is warranted in order to preserve the benefits or prevent the enlargement of benefits of Awards under the Plan, the Committee shall, in the manner it determines equitable in its sole discretion, (i) adjust the number and kind of shares which may be delivered under the Plan; (ii) adjust the number and kind of shares subject to outstanding Awards; (iii) adjust the Exercise Price of outstanding Options and SARs and (iv) make any other adjustments that the Committee determines to be equitable (which may include, without limitation, (A) replacement of Awards with other awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and (B) cancellation of the Award in return for cash payment of the current value of the Award, determined as though the Award is fully vested at the time of payment, provided that in the case of an Option or SAR, the amount of such payment may be the excess of value of the shares of Common Stock subject to the Option or SAR at the time of the transaction over the exercise price).

7. Change in Control. Except as otherwise provided by the Committee, in the event that (a) a Participant is employed on the date of a Change in Control and the Participant’s employment or service, as applicable, is terminated by Danimer or the successor to Danimer (or a Related Company which is his or her employer) for reasons other than Cause within twenty-four (24) months following the Change in Control, or (b) the Plan is terminated by Danimer or its successor in connection with or following a Change in Control without provision for the continuation of outstanding Awards hereunder (or replacement thereof with substantially equivalent awards), all Options or SARs which have not otherwise expired shall become immediately exercisable and all other Awards shall become fully vested. If, upon a Change in Control, awards in other shares or securities are substituted for outstanding Awards pursuant to Section 6(b) hereof, and immediately following the Change in Control the Participant becomes employed by or in service with the entity into which Danimer merged, or the purchaser of substantially all of the assets of Danimer, or a successor to suchentity or purchaser, the Participant shall not be treated as having terminated employment or service for purposes of this Section 7 until such time as the Participant terminates employment or service with the merged entity or purchaser (or successor), as applicable.

8. Committee.

(a) Administration. The authority to control and manage the operation and administration of the Plan shall be vested in the committee designated by the Board (the “Committee”) in accordance with this Section 8. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

(b) Selection of Committee. So long as Danimer is subject to Section 16 of the Exchange Act, the Committee shall be selected by the Board and shall consist of not fewer than two members of the Board or such greater number as may be required for compliance with Rule 16b-3 issued under the Exchange Act, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan and (ii) “independent” for purposes of applicable stock exchange listing requirements.

(c) Powers of Committee. The authority to manage and control the operation and administration of the Plan shall be vested in the Committee, subject to the following:

(i) Subject to the provisions of the Plan, the Committee will have the authority and discretion to (A) select Eligible Persons who will receive Awards under the Plan, (B) determine the time or times of receipt of Awards, (C) determine the types of Awards and the number of shares of Common Stock covered by the Awards, (D) establish the terms, conditions, performance targets, restrictions, and other provisions of Awards, (E) modify the terms of, cancel or suspend Awards, (F) reissue or repurchase Awards, and (G) accelerate the exercisability or vesting of any Award. In making such Award determinations, the Committee may take into account the nature of services rendered by the respective employee, the individual’s present and potential contribution to Danimer’s or a Related Company’s success and such other factors as the Committee deems relevant.

(ii) Subject to the provisions of the Plan, the Committee will have the authority and discretion to conclusively interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan and to make all other determinations that may be necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants.

(iii) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final, conclusive and binding on Danimer, the Related Companies, the Participants and all other persons.

(iv) Except as otherwise expressly provided in the Plan, where the Committee is authorized to make a determination with respect to any Award, such determination shall be made at the time the Award is made, except that the Committee may reserve the authority to have such determination made by the Committee in the future (but only if such reservation is made at the time the Award is granted, is expressly stated in the Award Agreement reflecting the Award and is permitted by applicable law).

(v) Notwithstanding the foregoing, in the course of administering the Plan and in granting Awards hereunder and in exercise of the authority granted to the Committee pursuant to the Plan, it is the Committee’s practice, when making determinations with respect to Awards (including the grant or administration thereof), to consider whether the Participant is in good standing to ensure that the Plan is administered in accordance with its purposes and goals with respect to the delivery of compensation to Danimer’s employees and other service providers.

Without limiting the generality of the foregoing, it is the intention of Danimer that, to the extent that any provisions of this Plan or any Awards granted hereunder are subject to Section 409A of the Code, the Plan and the Awards comply with the requirements of Section 409A of the Code and that the Plan and Awards be administered in accordance with such requirements and the Committee shall have the authority to amend any outstanding Awards to conform to the requirements of Section 409A of the Code. Furthermore, the Committee, and not the Board, shall exercise sole and exclusive discretion (i) on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to Danimer to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act and (ii) with respect to any Award to an “independent” director.

(d) Delegation by Committee. Except to the extent prohibited by applicable law or the rules of any stock exchange on which the Common Stock is listed, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

(e) Information to be Furnished to Committee. Danimer and the Related Companies shall furnish the Committee such data and information as may be required for it to discharge its duties. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or employee, Danimer’s independent auditors and consultants or any other agents assisting in the administration of the Plan. The records of Danimer and the Related Companies as to an employee’s or Participant’s employment or provision of services, termination of employment or cessation of the provision of services, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee consider desirable to carry out the terms of the Plan.

(f) Liability and Indemnification of Committee. No member, or authorized delegate, of the Committee shall be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his own fraud or willful misconduct; nor shall Danimer or any Related Company be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director or employee of Danimer or Related Company. The Committee, the individual members thereof, and persons acting as the authorized delegates of the Committee under the Plan, shall be indemnified by Danimer against any and all liabilities, losses, costs and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members or authorized delegates by reason of the performance of a Committee function if the Committee or its members or authorized delegates did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under Danimer’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or any power that Danimer may have to indemnify indemnitee or hold such persons harmless.

9. Miscellaneous.

(a) Approval Date and Effectiveness of Plan. The Plan will be effective as of the Effective Date; provided that no Awards will be granted under the Plan until the Approval Date. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards granted under it are outstanding and not fully vested or paid, as applicable; provided, however, that no new Awards shall be made under the Plan on or after the tenth anniversary of the Effective Date.

(b) Limit on Distribution. Distribution of Common Stock or other amounts under the Plan shall be subject to the following:

(i) Notwithstanding any other provision of the Plan, Danimer shall have no liability to deliver any Common Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including applicable securities laws) and the applicable requirements of any securities exchange or similar entity.

(ii) In the case of a Participant who is subject to Section 16(a) and 16(b) of the Exchange Act, the Committee may, at any time, add such conditions and limitations to any Award to such Participant, or any feature of any such Award, as the Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.

(iii) To the extent that the Plan provides for issuance of certificates to reflect the transfer of Common Stock, the transfer of such Common Stock may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange on which the Common Stock is listed.

(c) Withholding. Danimer shall have the right to deduct from any and all payments made under the Plan or to require the Participant, through payroll withholding, cash payment, or otherwise (including, with the consent of the Committee, through the surrender of Common Stock which the Participant already owns or to which the Participant is otherwise entitled under the Plan), an amount that is required by law to be withheld by Danimer or a Related Company with respect to an Award or the shares or cash acquired pursuant thereto, but in no event more than maximum U.S. federal, state, and local, and/or foreign taxes. Danimer shall have no obligation to deliver shares of Common Stock or cash until the tax withholding obligations have been satisfied by the Participant.

(d) Transferability. Awards under the Plan are not transferable except as permitted by the Committee or by will or by the laws of descent and distribution or, unless otherwise provided by the Committee, pursuant to a qualified domestic relations order (within the meaning of the Code and applicable rules thereunder). To the extent that the Participant who receives an Award under the Plan has the right to exercise such Award, the Award may be exercised during the lifetime of the Participant only by the Participant.

(e) Notices. Any notice or document required to be filed with the Committee under the Plan will be properly filed if delivered or mailed by registered mail, postage prepaid (or in such other form acceptable to the Committee), to the Committee, in care of Danimer or the Related Company, as applicable, at its principal executive offices. The Committee may, by advance written notice to affected persons, revise such notice procedure from time to time. Any notice required under the Plan (other than a notice of election) may be waived by the person entitled to notice.

(f) Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be in writing filed with the applicable Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

(g) Award Agreement with Danimer or Related Company. At the time of an Award to a Participant under the Plan, the Committee may require a Participant to enter into an agreement, contract or other instrument or document with Danimer or a Related Company, as applicable (the “Award Agreement”), in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

(h) Limitation of Implied Rights.

(i) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of Danimer or any Related Company whatsoever, including, without limitation, any specific funds, assets, or other property which Danimer or any Related Company, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the amounts, if any, payable under the Plan, unsecured by any assets of Danimer and any Related Company. Nothing contained in the Plan shall constitute a guarantee by Danimer or any Related Company that the assets of such companies shall be sufficient to pay any benefits to any person.

(ii) The Plan does not constitute a contract of employment or continued service, and selection as a Participant will not give any employee the right to be retained in the employ or service of Danimer or any Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a stockholder of Danimer prior to the date on which he fulfills all service requirements and other conditions for receipt of such rights and shares of Common Stock are registered in his name.

(i) Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

(j) Action by Danimer or Related Company. Any action required or permitted to be taken by Danimer or any Related Company shall be by resolution of its board of directors or governing body or by action of one or more members of the board or governing body (including a committee of the board or governing body) who are duly authorized to act for the board or, in the case of any Related Company which is a partnership, by action of its general partner or a person or persons authorized by the general partner, or (except to the extent prohibited by applicable law or the rules of any stock exchange on which the Common Stock is listed) by a duly authorized officer of Danimer.

(k) Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

(l) Compliance with Law. The grant of Awards and the issuance of shares of Common Stock pursuant to any Award shall be subject to compliance with all applicable requirements of U.S. federal and state and non-U.S. law with respect to such securities and the requirements of any stock exchanges or market system upon which the Common Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (i)(A) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (B) in the opinion of legal counsel to Danimer, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act and (ii) Danimer has obtained such other approvals from governmental agencies and/or has completed any registration or other qualification of such shares of Common Stock under any state or non-U.S. law that Danimer determines are necessary or advisable. The inability of Danimer to obtain from any regulatory body having jurisdiction the authority, if any, deemed by Danimer’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve Danimer of any liability in respect of the failure to issue or sell such shares as to which such required authority shall not have been obtained. As a condition to issuance of any Common Stock, Danimer may require the Participant to satisfy any qualification that may be necessary or appropriate, to evidence compliance with any applicable law or requirement, and to make any representation or warranty with respect thereto as may be required by Danimer.

(m) Restrictions on Shares and Awards. The Committee, in its discretion, may impose such restrictions on shares of Common Stock acquired pursuant to the Plan, whether pursuant to the exercise of an Option or SAR, vesting of a Full Value Award or otherwise, as it determines to be desirable, including, without limitation, restrictions relating to disposition of the shares and forfeiture restrictions based on service, performance, Common Stock ownership by the Participant, conformity with Danimer’s recoupment, compensation recovery, or clawback policies and such other factors as the Committee determines to be appropriate. Without limiting the generality of the foregoing, unless otherwise specified by the Committee, any Awards under the Plan and any shares of Common Stock issued pursuant to the Plan shall be subject to Danimer’s compensation recovery, clawback, and recoupment policies as in effect from time to time.

(n) Applicable Law. The provisions of the Plan shall be construed in accordance with the laws of the State of Delaware, without giving effect to choice of law principles.

10. Amendment and Termination. The Board may, at any time, amend or terminate the Plan, and the Board or the Committee may amend any Award Agreement, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected Beneficiary), adversely affect the rights of any Participant or Beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board (or the Committee, if applicable); and further provided that adjustments pursuant to Section 6(b) hereof shall not be subject to the foregoing limitations of this Section 10; and further provided that the provisions of Section 4(f) hereof (relating to Option and SAR repricing) cannot be amended unless the amendment is approved by Danimer’s stockholders; and provided further that, no other amendment shall be made to the Plan without the approval of Danimer’s stockholders if such approval is required by law or the rules of any stock exchange on which the Common Stock is listed.

11. Compliance with Section 409A of the Code. Unless otherwise expressly provided in an Award Agreement, the Plan and Award Agreements will be interpreted to in compliance with Section 409A of the Code. To the extent that any amount constituting deferred compensation under Section 409A of the Code would become payable under this Plan or any Award Agreement by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also qualify as a change in ownership or effective control of Danimer or a change in the ownership of a substantial portion of the assets of Danimer within the meaning of Section 409A of the Code. If a Participant holding an Award that constitutes deferred compensation under Section 409A of the Code is a specified employee within the meaning of Section 409A of the Code, no distribution or payment of any amount that is payable because of a separation from service (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s separation from service or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule. In no event will any Participant have a right to payment or reimbursement or otherwise from Danimer or its Related Companies, or their successors or assigns, for any taxes, penalties or interest imposed or other costs incurred as a result of Section 409A of the Code.

Danimer Scientific Proxy Card Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

2024

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

DANIMER SCIENTIFIC, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on July 8, 2024.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend:
https://www.cstproxy.com/danimerscientific/2024

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.

1. Election of Directors

(1) Stephen E. Croskrey
(2) Richard N. Altice
(3) John P. Amboian
(4) Philip Gregory Calhoun
(5) Cynthia Cohen
(6) Richard Hendrix
(7) Gregory Hunt
(8) Allison M. Leopold Tilley
(9) Dr. David Moody
(10) Dr. Isao Noda
(11) Stuart W. Pratt

FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. Approval of the Company's Fifth Amended & Restated Certificate of Incorporation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

CONTROL NUMBER

Signature____________________________ **Signature, if held jointly**____________________________ **Date**__________, **2024**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Danimer Scientific Proxy Card Back

2024

To view the 2024 Proxy Statement, 2023 Annual Report and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/danimerscientific/2024

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

DANIMER SCIENTIFIC, INC.

ANNUAL MEETING OF STOCKHOLDERS
JULY 9, 2024

The undersigned appoints Stephen E. Croskrey and Michael A. Hajost, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Class A Common Stock of Danimer Scientific, Inc. held of record by the undersigned at the close of business on May 13, 2024, at the Annual Meeting of Stockholders of Danimer Scientific, Inc. to be held on July 9, 2024, at 10:00 a.m., Eastern Time, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE ELEVEN NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSAL 2, IN FAVOR OF PROPOSAL 3, IN FAVOR OF PROPOSAL 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)